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                                                            EXHIBIT NO. 99.7(A)

                              CUSTODIAN AGREEMENT

         AGREEMENT made as of the 13th day of November, 2006 between each of the Investment Companies listed on Appendix A hereto, as the same may be amended from time to time (each a "Fund" and collectively the "Funds") and JPMorgan Chase Bank, N.A. (the "Custodian").

                              W I T N E S S E T H

         WHEREAS, each Fund is or may be organized with one or more series of shares, each of which shall represent an interest in a separate portfolio of cash, securities and other assets (all such existing and additional series now or hereafter listed on Appendix A attached hereto being hereinafter referred to individually, as a "Portfolio," and collectively, as the "Portfolios"); and

         WHEREAS, each Fund desires to appoint the Custodian as custodian on behalf of each of its Portfolios in accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, under the terms and conditions set forth in this Agreement, and the Custodian has agreed so to act as custodian.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                            APPOINTMENT OF CUSTODIAN

         On behalf of each of its Portfolios, each Fund hereby employs and appoints the Custodian as a custodian, subject to the terms and provisions of this Agreement. Each Fund shall deliver to the Custodian, or shall cause to be delivered to the Custodian, cash, securities and other assets acceptable to the Custodian owned by each of its Portfolios from time to time during the term of this Agreement and shall specify to which of its Portfolios such cash, securities and other assets are to be specifically allocated. The Custodian hereby accepts its appointment as custodian, and agrees to perform the services described herein in accordance with any service standards pursuant to Section VI-A.

                                  ARTICLE II
                         POWERS AND DUTIES OF CUSTODIAN

         As custodian, the Custodian shall have and perform the powers and duties set forth in this Article II. The Custodian may appoint one or more Subcustodians, pursuant to and in accordance with Article IV hereof, or may maintain assets with one or more Eligible Securities Depositories (each as hereinafter defined) to exercise the powers and perform the duties of the Custodian set forth in this Article II and references to the Custodian in this
Article II shall include any Subcustodian or Eligible Securities Depository so appointed or utilized, as applicable.

         Section 2.01. Safekeeping. The Custodian shall keep safely all cash, securities and other assets of each Fund's Portfolios delivered to the Custodian and, on behalf of such Portfolios, the Custodian shall, from time to time, accept delivery of cash, securities and other assets for safekeeping. All cash received or collected for the account of a Portfolio shall be deposited to a cash account of that Portfolio with the Custodian.

         Section 2.02. Manner of Holding Securities and Other Assets.

         (a) Except to the extent precluded by Section 8-501(d) of the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts ("UCC"), the Custodian shall hold all securities and other assets, other than cash, of a Fund's Portfolio that are delivered to it hereunder in a "securities account" with the Custodian for and in the name of such Portfolio and shall treat all such assets, other than cash, as "financial assets" as those terms are used in the UCC. The Custodian shall at all times hold securities or other financial assets held for each Fund's Portfolios either: (i) by physical possession of the certificated securities or instruments representing such financial assets, in either registered or bearer form; or (ii) in book-entry form by maintaining "security entitlements," within the meaning of the UCC, with respect to such financial assets with (A) a Securities System (as hereinafter defined) in accordance with the provisions of Section 2.23(a) below or (B) an Eligible Securities Depository in accordance with the provisions of Section 2.23(b) below; or with respect to any Bank Loans, as set forth in Section 2.15. The standards for the performance of the duties and obligations of the Custodian under UCC Article 8, including without limitation Section 8-504 through Section 8-508, with respect to securities entitlements of a Fund or its Portfolios shall be as set forth under this Agreement.

         (b) The Custodian shall at all times hold registered securities of each Portfolio in the name of the Custodian, the Portfolio or a nominee of either of them, unless specifically directed by Proper Instructions (as hereinafter defined) to hold such registered securities in so-called street name; provided that, in any event, all such securities and other assets shall be held in an account of the Custodian containing only assets of a Portfolio, or only assets held by the Custodian as a fiduciary or custodian for customers; and provided further, that the records of the Custodian shall indicate at all times the Portfolio or other customer for which such securities and other assets are held in such account and the respective interests therein.

         (c) Notwithstanding the provisions of the foregoing paragraphs of this
Section 2.02, the Custodian is hereby authorized to maintain the shares of certain open-end management investment companies managed by Massachusetts Financial Services Company ("MFS") or its affiliates or successors or another investment adviser (the "Underlying Funds") owned by one or more of the MFS Fund of Funds as listed on Appendix D attached hereto, as the same may be amended from time to time in accordance with the provisions of Section 9.07(e) hereof, (each a "Fund of Funds Portfolio" and collectively the "Fund of Funds Portfolios") in book-entry form directly with the transfer agent or a designated sub-transfer agent of each such Underlying Fund (an "Underlying Fund Transfer Agent"), subject to and in accordance with the following provisions:

                  (i) Such Underlying Fund shares shall be maintained in separate custodian accounts for each Fund of Funds Portfolio in the Custodian's name or its nominee's name, as the custodian for such Fund of Funds Portfolio.

                  (ii) The Custodian will implement appropriate control procedures (the "Fund of Funds Portfolio Control Procedures") to ensure that (1) only authorized personnel of the Custodian will be authorized to give instructions to the Underlying Fund Transfer Agent in connection with a Fund of Funds Portfolio's purchase or sale of Underlying Fund shares, (2) trade instructions sent to an Underlying Fund Transfer Agent are properly acknowledged by the Underlying Fund Transfer Agent and a copy is promptly sent to the relevant Fund of Funds Portfolio and the Custodian, and (3) the Underlying Fund Transfer Agent's records of each Fund of Funds Portfolio's holdings of Underlying Fund shares are properly reconciled with the Custodian's records.

                  (iii) The Custodian will provide a Fund of Funds Portfolio with reports on the Fund of Funds Portfolio Control Procedures as the Fund of Funds Portfolio may reasonably request from time to time.

         Section 2.03. Security Purchases. Upon receipt of Proper Instructions, the Custodian shall pay for and receive securities purchased for the account of a Portfolio, provided that, payment shall be made by the Custodian only upon receipt of the securities by: (1) the Custodian; (2) a clearing corporation of a national securities exchange of which the Custodian is a member; (3) a Securities System; or (4) an Eligible Securities Depository. Notwithstanding the foregoing, upon receipt of Proper Instructions: (i) [reserved]; (ii) in the case of time deposits, call account deposits, currency deposits, and other deposits, foreign exchange transactions, futures contracts or options, pursuant to Sections 2.09, 2.10, 2.12 and 2.13 hereof, the Custodian may make payment therefor before receipt of an advice or confirmation evidencing said deposit or entry into such transaction; (iii) in the case of the purchase of securities, the settlement of which occurs outside of the United States of America, the Custodian may make payment therefor and receive delivery of such securities in accordance with local custom and practice generally accepted by Institutional Clients (as hereinafter defined) in the country in which the settlement occurs, but in all events subject to the standard of care set forth in Section 5.01(a) hereof; (iv) in the case of the purchase of securities in which, in accordance with standard industry custom and practice generally accepted by Institutional Clients with respect to such securities, the receipt of such securities and the payment therefor take place in different countries, the Custodian may receive delivery of such securities and make payment therefor in accordance with standard industry custom and practice for such securities generally accepted by Institutional Clients, but in all events subject to the standard of care set forth in Section 5.01(a) hereof; and (v) in the case of the purchase of Underlying Fund shares for a Fund of Funds Portfolio, the Custodian shall pay for and receive such Underlying Fund shares purchased for the account of a Fund of Funds Portfolio, provided that: (A) the Custodian shall only pay for and receive such Underlying Fund shares purchased for the account of a Fund of Funds Portfolio in accordance with Section 2.02(c) hereof. For purposes of this Agreement, an "Institutional Client" shall mean a major commercial bank, corporation, insurance company, or substantially similar institution, which, as a substantial part of its business operations, purchases or sells securities and makes use of custodial services.

         Section 2.04. Exchanges of Securities. Upon receipt of Proper Instructions, the Custodian shall exchange securities held by it for the account of a Portfolio for other securities in connection with any reorganization, recapitalization, split-up of shares, change of par value, conversion or other event relating to the securities or the issuer of such securities, and shall deposit any such securities in accordance with the terms of any reorganization or protective plan. The Custodian shall, without receiving Proper Instructions: surrender securities in temporary form for definitive securities; surrender securities for transfer into the name of the Custodian, a Portfolio or a nominee of either of them, as permitted by Section 2.02(b); and surrender securities for a different number of certificates or instruments representing the same number of shares or same principal amount of indebtedness, provided that the securities to be issued will be delivered to the Custodian or a nominee of the Custodian.

         Section 2.05. Sales of Securities. (a) Upon receipt of Proper Instructions, the Custodian shall make delivery of securities which have been sold for the account of a Portfolio, but only against contemporaneous payment therefor, consistent with market practice, in the form of: (1) cash, certified check, bank cashier's check, bank credit, or bank wire transfer; (2) credit to the account of the Custodian with a clearing corporation of a national securities exchange of which the Custodian is a member; or (3) credit to the Account of the Custodian with a Securities System or Eligible Securities Depository, in accordance with the provisions of Section 2.23(a) and Section 2.23(b) hereof. Notwithstanding the foregoing, upon the receipt of Proper
Instructions: (i) in the case of the sale of securities, the settlement of which occurs outside of the United States of America, such securities shall be delivered and paid for in accordance with local custom and practice generally accepted by Institutional Clients in the country in which the settlement occurs, but in all events subject to the standard of care set forth in Section 5.01(a) hereof; (ii) in the case of the sale of securities in which, in accordance with standard industry custom and practice generally accepted by Institutional Clients with respect to such securities, the delivery of such securities and receipt of payment therefore take place in different countries, the Custodian may deliver such securities and receive payment therefor in accordance with standard industry custom and practice for such securities generally accepted by Institutional Clients, but in all events subject to the standard of care set forth in Section 5.01(a) hereof; (iii) in the case of securities held in physical form, such securities shall be delivered for examination in accordance with "street delivery custom" to a broker or its clearing agent, against delivery to the Custodian of a receipt for such securities, provided that the Custodian shall have taken reasonable steps to ensure prompt collection of the payment for, or the return of, such securities by the broker or its clearing agent, and provided further that the Custodian shall not be responsible for the selection of or the failure or inability to perform of such broker or its clearing agent; and (iv) in the case of the sale of Underlying Fund shares of a Fund of Funds Portfolio, the Custodian shall release such Underlying Fund shares, provided that, the Custodian shall only send instructions to sell shares to an Underlying Fund Transfer Agent in accordance with Section 2.02(c) hereof.

         Section 2.06. Depositary Receipts. Upon receipt of Proper Instructions, the Custodian shall surrender securities to the depositary used for such securities by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter referred to, collectively, as "ADRs"), against a written receipt therefor adequately describing such securities and written evidence satisfactory to the Custodian that the depositary has acknowledged receipt of instructions to issue ADRs with respect to such securities in the name of the Custodian or a nominee of the Custodian, for delivery to the Custodian at such place as the Custodian may from time to time designate. Upon receipt of Proper Instructions, the Custodian shall surrender ADRs to the issuer thereof, against a written receipt therefor adequately describing the ADRs surrendered and written evidence satisfactory to the Custodian that the issuer of the ADRs has acknowledged receipt of instructions to cause its depository to deliver the securities underlying such ADRs to the Custodian.

         Section 2.07. Exercise of Rights; Tender Offers. Upon receipt of Proper Instructions, the Custodian shall: (a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to the agent of such issuer or trustee, for the purpose of exercise or sale, provided that the new securities, cash or other assets, if any, acquired as a result of such actions are to be delivered to the Custodian; and (b) deposit securities upon invitations for tenders thereof, provided that the consideration for such securities is to be paid or delivered to the Custodian, or the tendered securities are to be returned to the Custodian. The Custodian will use reasonable care, in accordance with applicable market practice, to notify the Customer in a prompt, accurate, and complete manner of information publicly available in the applicable market with respect to any subscription right, bonus issue, stock repurchase plan, redemption, exchange, tender offer, or similar matters with respect to each Portfolio's securities that require discretionary action by the holder ("Corporate Actions"). The Custodian shall, to the extent practicable, review and verify with its Subcustodians information relating to Corporate Actions which it receives. Notwithstanding any provision of this Agreement to the contrary, the Custodian shall take all necessary action, unless otherwise directed to the contrary in Proper Instructions, to comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions, or similar rights of security ownership, and shall promptly notify each applicable Fund of such action in writing by facsimile transmission or in such other manner as such Fund and the Custodian may agree in writing.

         Section 2.08. Stock Dividends, Rights, Etc. The Custodian shall receive and collect all stock dividends, rights and other items of like nature and, upon receipt of Proper Instructions, take action with respect to the same as directed in such Proper Instructions.

         Section 2.09. Options. Upon receipt of Proper Instructions and in accordance with the provisions of any agreement between the Custodian, any registered broker-dealer and, if necessary, a Fund on behalf of any applicable Portfolio relating to compliance with the rules of the Options Clearing Corporation or of any registered national securities exchange or similar organization(s), the Custodian shall: (a) receive and retain confirmations or other documents, if any, evidencing the purchase or writing of an option on a security or securities index by the applicable Portfolio; (b) deposit and maintain in a segregated account, securities (either physically or by book-entry in a Securities System), cash or other assets; and (c) pay, release and/or transfer such securities, cash or other assets in accordance with notices or other communications evidencing the expiration, termination or exercise of such options furnished by the Options Clearing Corporation, the securities or options exchange on which such options are traded, or such other organization as may be responsible for handling such option transactions. Each Fund, on behalf of the applicable Portfolios, and the broker/dealer shall be responsible for the sufficiency of any assets held in the segregated account established in compliance with applicable margin maintenance requirements and the performance of such other terms of any options contract; except where, in respect of any particular transaction, Custodian under separate written agreement with the Fund and the broker/dealer has agreed to the contrary.

         Section 2.10. Futures Contracts. Upon receipt of Proper Instructions, or pursuant to the provisions of any futures margin procedural agreement among a Fund, on behalf of any applicable Portfolio, the Custodian and any futures commission merchant (a "Procedural Agreement"), the Custodian shall: (a) receive and retain confirmations, if any, evidencing the purchase or sale of a futures contract or an option on a futures contract by the applicable Portfolio; (b) deliver out to a futures commission merchant to a broker's margin account (a "Broker's Futures Margin Account") cash, securities and other assets designated as initial, maintenance or variation "margin" deposits, such amounts being intended to secure the applicable Portfolio's performance of its obligations under any futures contracts purchased or sold or any such options on futures contracts written by the Portfolio; and (c) accept delivery of such assets back from a Broker's Futures Margin Account. Each Fund, on behalf of its applicable Portfolios, and the applicable futures commission merchant shall be responsible for the sufficiency of assets held in a Broker's Futures Margin Account in compliance with applicable margin maintenance requirements and the performance of any futures contract or option on a futures contract in accordance with its terms. For purposes of determining the Custodian's obligations with respect to any losses resulting from the acts or omissions of any futures commission merchant holding Portfolio assets in a Broker's Futures Margin Account, such futures commission merchant shall be deemed to be an Additional Custodian (as defined below), and the Custodian's liability shall be governed by the provisions of Section 5.02(c) hereof.

         Section 2.11. Borrowing. Upon receipt of Proper Instructions, the Custodian shall deliver securities of a Portfolio to lenders or their agents, or otherwise establish a segregated account as agreed to by the applicable Fund on behalf of such Portfolio and the Custodian, as collateral for borrowings effected by such Portfolio, provided that, unless the Proper Instructions otherwise provide, such borrowed money is paid by the lender (a) to or upon the Custodian's order, as Custodian for such Portfolio, and (b) concurrently with delivery of such securities.

         Section 2.12. Interest Bearing Deposits. Upon receipt of Proper Instructions directing the Custodian to purchase interest bearing fixed term and call deposits (hereinafter referred to collectively, as "Interest Bearing Deposits") for the account of a Portfolio, the Custodian shall purchase such Interest Bearing Deposits in the name of the Portfolio with such banks or trust companies (including the Custodian, any Subcustodian or any subsidiary or affiliate of the Custodian) (hereinafter referred to as "Banking Institutions") and in such amounts as the applicable Fund may direct pursuant to Proper Instructions. Such Interest Bearing Deposits may be denominated in U.S. Dollars or other currencies, as the applicable Fund on behalf of its Portfolio may determine and direct pursuant to Proper Instructions. The Custodian shall include in its records with respect to the assets of each Portfolio appropriate notation as to the amount and currency of each such Interest Bearing Deposit, the accepting Banking Institution and all other appropriate details, and shall retain such forms of advice or receipt evidencing such account, if any, as may be forwarded to the Custodian by the Banking Institution. The responsibilities of the Custodian to each Fund for Interest Bearing Deposits accepted on the Custodian's books in the United States of America on behalf of the Fund's Portfolios shall be that of a U.S. bank for a similar deposit. With respect to Interest Bearing Deposits other than those accepted on the Custodian's books,
(a) the Custodian shall be responsible for the collection of income as set forth in Section 2.15 and the transmission of cash and instructions to and from such accounts; and (b) the Custodian shall have no duty with respect to the selection of the Banking Institution or, so long as the Custodian acts in accordance with Proper Instructions, for the failure of such Banking Institution to pay upon demand. Upon receipt of Proper Instructions, the Custodian shall take such reasonable actions as the applicable Fund deems necessary or appropriate, and consistent with market practice, to cause each such Interest Bearing Deposit account to be insured to the maximum extent possible by all applicable deposit insurers including, without limitation, the Federal Deposit Insurance Corporation.

         Section 2.13. Foreign Exchange Transactions.

         (a) Foreign Exchange Transactions Other Than as Principal. Upon receipt of Proper Instructions, the Custodian shall settle foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of a Portfolio with such currency brokers or Banking Institutions as the applicable Fund may determine and direct pursuant to Proper Instructions. The Custodian shall be responsible for the transmission of cash and instructions to and from the currency broker or Banking Institution with which the contract or option is made, and to the extent that the Custodian receives the same, the safekeeping of all certificates and other documents and agreements evidencing or relating to such foreign exchange transactions and the maintenance of proper records as set forth in Section 2.26. The Custodian shall have no duty with respect to selection of the currency brokers or Banking Institutions with which a Fund deals on behalf of its portfolios or, so long as the Custodian acts in accordance with Proper Instructions, for the failure of such brokers or Banking Institutions to comply with the terms of any contract or option.

         (b) Foreign Exchange Contracts as Principal. The Custodian shall not be obligated to enter into foreign exchange transactions as principal. However, if the Custodian has made available to a Fund its services as a principal in foreign exchange transactions, upon receipt of Proper Instructions, the Custodian shall enter into foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of a Portfolio of such Fund with the Custodian as principal. The Custodian shall be responsible for the selection of the currency brokers or Banking Institutions and the failure of such currency brokers or Banking Institutions to comply with the terms of any contract or option.

         (c) Payments. Notwithstanding anything to the contrary contained in this Agreement, upon receipt of Proper Instructions the Custodian may, in connection with a foreign exchange contract, make free outgoing payments of cash in the form of U.S. Dollars or foreign currency prior to receipt of confirmation of such foreign exchange contract or confirmation that the countervalue currency completing such contract has been delivered or received.

         Section 2.14. Securities Loans. Where the Fund on behalf of its Portfolios is participating in the Custodian's securities lending program for the lending of the Portfolios' securities by the Custodian as Lender's Agent, upon the instruction of the Securities Lending Department, the Custodian shall, in connection with loans of securities of the Portfolio, deliver securities of such Portfolio to the borrower thereof against receipt of adequate collateral, as provided by the terms of the Securities Lending Agreement. Upon receipt of Proper Instructions, Custodian shall, in connection with loans of securities on behalf of a Portfolio, deliver securities of such Portfolio to the borrower thereof prior to receipt of the collateral and release the collateral received in respect of a loan of securities to the borrower against receipt of the loaned securities.

         Section 2.15. Bank Loans. The Custodian shall, in connection with bank loans, bank loan participations and bank loan assignments (whether in the U.S. or outside the U.S.) ("Bank Loans"), record, hold, and segregate for the account of a Fund, on behalf of its applicable Portfolios, all instruments, certificates, agreements and/or other documents evidencing such Bank Loans entered into by the Fund, on behalf of its applicable Portfolios (collectively, "Financing Documents") which the Custodian may receive. The Custodian shall maintain records of all receipts, deliveries and locations of such Financing Documents, together with a current inventory thereof. Upon receipt of Proper Instructions, the Custodian shall promptly deliver to a Fund, on behalf of the applicable Portfolio, or its designee, any Financing Documents being held on behalf of such Portfolio. Each Fund, on behalf of the applicable Portfolios, shall cause the Custodian to be named as its nominee for any Bank Loan and shall otherwise provide for the direct payment of all amounts due and payable to such Fund, on behalf of the applicable Portfolios, with respect to any Bank Loan. In addition, the Fund shall provide the Custodian with information it receives from the bank or other entity managing a Bank Loan or Financing Document regarding expected interest and principal payments with respect to the Bank Loans. The Custodian shall deliver to each applicable Fund regular reports with respect to its Bank Loans and the Financing Documents. The Custodian shall provide the Funds with prompt notice of any information it receives regarding the Bank Loans or Financing Documents, including information provided in the Financing Documents or by members of the Bank Loan syndicate and information regarding payments of principal and/or interest or a Portfolio's funding obligation with respect to a Bank Loan. Subject to the restrictions set forth in Section 9.16, in the event the Custodian, in its capacity acting as custodian for the Funds only, and not in its capacity as a commercial bank or any other capacity, acquires any information regarding an event or circumstance that may affect a Bank Loan or any Financing Document, the Custodian shall provide prompt notice of such event or circumstance to the Fund, except to the extent the Custodian reasonably believes, based upon the advice of counsel, that it is legally or contractually restricted from disclosing its knowledge to the Fund.

         Section 2.16. Collections.

         (a) General Collections. The Custodian shall, and shall cause any Subcustodian to: (i) promptly collect amounts due and payable to each Fund with respect to portfolio securities and other assets of each of such Fund's Portfolios; (ii) promptly credit to the account of each applicable Portfolio all income and other payments relating to portfolio securities and other assets held by the Custodian hereunder upon Custodian's receipt of such income or payments or as otherwise agreed in writing by the Custodian and the applicable Fund; (iii) promptly endorse and deliver any instruments required to effect such collections; (iv) promptly execute ownership and other certificates and affidavits for all federal, state and foreign tax purposes in connection with receipt of income, capital gains or other payments with respect to portfolio securities and other assets of each applicable Portfolio, or in connection with the purchase, sale or transfer of such securities or other assets; and (v) promptly file any certificates or other affidavits for the refund or reclaim of foreign taxes paid, and promptly notify each applicable Fund of any changes to law, interpretative rulings or procedures regarding such reclaims; provided, however, that with respect to portfolio securities registered in so-called street name, the Custodian shall use its best efforts to collect amounts due and payable to each Fund with respect to its Portfolios. The Custodian shall promptly notify each applicable Fund in writing by facsimile transmission, or in such other manner as each such Fund and the Custodian may agree in writing, if any amount payable with respect to portfolio securities or other assets of the Portfolios of such Fund(s) is not received by the Custodian, when due, if applicable.

         (b) Bank Loan Collections. In addition to its obligations under
Section 2.16(a), if principal payments with respect to a Bank Loan are not received by the Custodian on the date on which they are due, or in the case of interest payments, not received either on a scheduled interest payable date or in the amount of their accrued interest payable ("Loan Payments"), the Custodian shall promptly, but in no event later than the next succeeding day that is not a Saturday, a Sunday or a day on which the Custodian is closed for business (a "Business Day") after the Loan Payment date, give telephonic notice, with confirmation by facsimile transmission, to the party obligated under the Bank Loan or Financing Documents to make such Loan Payment of its failure to make timely payment.

         Section 2.17. Dividends, Distributions and Redemptions. The Custodian shall promptly release funds or securities: (a) upon receipt of Proper Instructions, to one or more Distribution Accounts (as hereinafter defined) designated by the applicable Fund or Funds in such Proper Instructions; or (b) upon receipt of Special Instructions (as hereinafter defined), as otherwise directed by the applicable Fund or Funds, for the purpose of the payment of dividends or other distributions to shareholders of each applicable Portfolio, and payment to shareholders who have requested repurchase or redemption of their shares of the Portfolio(s) (collectively, the "Shares"). For purposes of this Agreement, a "Distribution Account" shall mean an account established at a Banking Institution designated by the applicable Fund on behalf of one or more of its Portfolios in Special Instructions.

         Section 2.18. Proceeds from Shares Sold. The Custodian shall receive funds representing cash payments received for Shares issued or sold from time to time by the Funds, and shall promptly credit such funds to the account(s) of the applicable Portfolio(s). The Custodian shall promptly notify each applicable Fund of Custodian's receipt of cash in payment for Shares issued by such Fund by facsimile transmission or in such other manner as the Fund and Custodian may agree in writing. Upon receipt of Proper Instructions, the Custodian shall: (a) deliver all federal funds received by the Custodian in payment for Shares in payment for such investments as may be set forth in such Proper Instructions and at a time agreed upon between the Custodian and the applicable Fund; and (b) while it is not anticipated that Custodian will be involved with the purchase by investors in the shares of any Fund, in the event that the Custodian should become so involved, make federal funds available to the applicable Fund as of specified times agreed upon from time to time by the applicable Fund and the Custodian, in the amount of checks received in payment for Shares which are deposited to the accounts of each applicable Portfolio.

         Section 2.19. Proxies, Notices, Etc. The Custodian, or its designee, shall deliver to each applicable Fund or its designee, in the most expeditious manner practicable, all forms of proxies, all notices of meetings, all notices regarding class action law suits or other potential claims, and any other notices, announcements or other information affecting or relating to securities, instruments and Bank Loans owned by one or more of the applicable Fund's Portfolios that are received by the Custodian, any Subcustodian, or any nominee of either of them (or with the exercise of reasonable care that the Custodian, any Subcustodian, or any nominee of either of them should have become aware), and, upon receipt of Proper Instructions, the Custodian, in the most expeditious manner practicable, shall promptly execute and deliver, or cause such Subcustodian or nominee to promptly execute and deliver, such proxies or other authorizations as may be required. Except as directed pursuant to Proper Instructions, neither the Custodian nor any Subcustodian or nominee shall vote upon any such securities, instruments or Bank Loans, or execute any proxy to vote thereon, or give any consent or take any other action with respect thereto.

         Section 2.20. Bills and Other Disbursements. Upon receipt of Proper Instructions, the Custodian shall pay or cause to be paid, all bills, statements, or other obligations of each Portfolio.

         Section 2.21. Nondiscretionary Functions. The Custodian shall attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer or other dealings with securities or other assets of each Portfolio held by the Custodian, except as otherwise directed from time to time pursuant to Proper Instructions.

         Section 2.22. Bank Accounts.

         (a) Accounts with the Custodian and any Subcustodians. The Custodian shall open and operate a bank account or accounts for the deposit and collection of cash (hereinafter referred to collectively, as "Bank Accounts") on the books of the Custodian or any Subcustodian provided that such account(s) shall be in the name of the Custodian or a nominee of the Custodian, for the account of a Portfolio, and shall be subject only to the draft or order of the Custodian; and provided further, however, that such Bank Accounts in countries other than the United States of America may be held in an account of the Custodian containing only assets held by the Custodian as a fiduciary or custodian for customers, and provided further, that the records of the Custodian shall indicate at all times the Portfolio or other customer for which such securities and other assets are held in such account and the respective interests therein. Such Bank Accounts may be denominated in either U.S. Dollars or other currencies. The responsibilities of the Custodian to each applicable Fund for deposits accepted on the Custodian's books in the United States of America shall be that of a U.S. bank for a similar deposit. The responsibilities of the Custodian to each applicable Fund for deposits accepted on any Subcustodian's books shall be governed by the provisions of Section 5.02 hereof, except where the Custodian does not have control of the deposits account. The Custodian shall no liability for a deposit account opened by the Fund in its own name at a Subcustodian for which the Custodian does not have control.

         (b) Accounts With Other Banking Institutions. While it is not anticipated that the Custodian will act in this regard, the Custodian may open and operate Bank Accounts on behalf of a Portfolio, in the name of the Custodian or a nominee of the Custodian, at a Banking Institution other than the Custodian or any Subcustodian, provided that such account(s) shall be in the name of the Custodian or a nominee of the Custodian, for the account of a Portfolio, and shall be subject only to the draft or order of the Custodian; provided however, that such Bank Accounts may be held in an account of the Custodian containing only assets held by the Custodian for customers, and provided further, that the records of the Custodian shall indicate at all times the Portfolio or other customer for which such assets are held in such account and the respective interests therein. Such Bank Accounts may be denominated in either U.S. Dollars or other currencies. Subject to the provisions of Section 5.01(a), the Custodian shall be responsible for the selection of the Banking Institution and for the failure of such Banking Institution to pay according to the terms of the deposit.

         (c) Transfer Agent Accounts. The Custodian maintains certain Bank Accounts at the Custodian and at one or more Banking Institutions other than the Custodian or any Subcustodian to facilitate the efficient transfer of cash to and from the Bank Accounts established and maintained at the Custodian and bank accounts established and maintained at Banking Institutions other than the Custodian or any Subcustodian (the "Transfer Agent Accounts"). The Custodian agrees that the Custodian shall provide the Transfer Agent Accounts established and maintained by such Custodian with the same treatment as other Bank Accounts established and maintained pursuant to this Agreement, and any and all applicable representations, warranties, covenants, conditions, agreement, rights, obligations or duties of the Custodian with respect to such Transfer Agent Accounts shall be governed by the corresponding provisions of this Agreement. The Custodian shall also specify in the records it maintains with respect to the Funds and their Bank Accounts and any other records maintained or required to be maintained by this Agreement or applicable regulatory requirements by the custodian, the fiduciary relationship as Custodian pursuant to which the Transfer Agent Accounts are maintained in order to comply with the any applicable rules, regulations, or other requirements of the Federal Deposit Insurance Corporation. The Custodian agrees that such records shall be conclusive evidence of the individual and not joint interest of each Fund, on behalf of the applicable Portfolio, in any amounts then credited to the Transfer Agent Accounts. Each of the Transfer Agent Accounts designated by the Funds is set forth on Appendix E to this Agreement, as the same may be amended from time to time in accordance with the terms of this Agreement.

         (d) Deposit Insurance. Upon receipt of Proper Instructions, the Custodian shall take such reasonable actions as the applicable Fund deems necessary or appropriate to cause each deposit account established by the Custodian pursuant to this Section 2.22 to be insured to the maximum extent possible by all applicable deposit insurers including, without limitation, the Federal Deposit Insurance Corporation.

         Section 2.23. Deposit of Fund Assets in Securities Systems and Eligible Securities Depositories. (a) The Custodian may deposit and/or maintain domestic securities owned by a Portfolio in: (1) The Depository Trust Company;
(2) any book-entry system as provided in (i) Subpart O of Treasury Circular No. 300, 31 CFR 306.115, (ii) Subpart B of Treasury Circular Public Debt Series No. 27-76, 31 CFR 350.2, or (iii) the book-entry regulations of federal agencies substantially in the form of 31 CFR 306.115; or (3) any other domestic clearing agency registered with the U.S. Securities and Exchange Commission ("SEC") under Section 17A of the Securities Exchange Act of 1934 (or as may otherwise be authorized by the SEC to serve in the capacity of depository or clearing agent for the securities or other assets of investment companies) which acts as a securities depository and the use of which each applicable Fund has previously approved by Special Instructions (each of the foregoing being referred to in this Agreement as a "Securities System"). Use of a Securities System shall be in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

                  (1) The Custodian may deposit and/or maintain securities held hereunder in a Securities System, provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which Account shall not contain any financial assets of the Custodian other than financial assets held as a fiduciary, custodian, or otherwise for customers and shall be so designated on the books and records of the Securities System.

                  (2) The Securities System shall be obligated to comply with the Custodian's directions with respect to the securities held in such Account and shall not be entitled to a lien against the assets in such Account for extensions of credit to the Custodian other than for payment of the purchase price of such assets.

                  (3) Each Fund hereby designates the Custodian or its nominee as the party in whose name any securities deposited by the Custodian in the Account are to be registered or recorded.

                  (4) The books and records of the Custodian shall at all times identify those securities belonging to each Portfolio which are maintained in a Securities System.

                  (5) The Custodian shall pay for securities purchased for the account of a Portfolio only upon (w) receipt of written or electronic advice from the Securities System that such securities have been transferred to the Account of the Custodian, and (x) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of such Portfolio. The Custodian shall transfer securities sold for the account of a Portfolio only upon (y) receipt of written or electronic advice from the Securities System that payment for such securities has been transferred to the Account of the Custodian, and (z) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of such Portfolio. Copies of all advices from the Securities System relating to transfers of securities for the account of a Portfolio shall identify such Portfolio and shall be maintained for such Portfolio by the Custodian. The Custodian shall deliver to each applicable Fund on the next Business Day daily transaction reports which shall include each day's transactions in the Securities System for the account of each applicable Portfolio. Such transaction reports shall be delivered to each applicable Fund or any agent designated by such Fund pursuant to Proper Instructions, by email, computer or in such other manner as such Fund and the Custodian may agree in writing.

                  (6) The Custodian shall, if requested by a Fund pursuant to Proper Instructions, provide such Fund with all reports obtained by the Custodian or any Subcustodian with respect to a Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System.

                  (7) Upon receipt of Special Instructions to this effect, the Custodian shall terminate the use of any Securities System (except the federal book-entry system) on behalf of any Portfolio as promptly as practicable and shall take all actions reasonably practicable to safeguard the securities of any Portfolio maintained with such Securities System.

         (b) The Custodian may deposit and/or maintain "Foreign Assets" (as defined in Rule 17f-5 under the 1940 Act, as the same may be amended from time to time ("Rule 17f-5")), owned by a Portfolio in a securities depository located outside the United States of America that the Custodian has determined meets the definition of "Eligible Securities Depository" under Rule 17f-7(b)(1) under the 1940 Act, as the same may be amended from time to time ("Rule 17f-7"), or that has otherwise been made exempt pursuant to an exemptive order of the SEC or no-action letter of the staff of the SEC (each of the foregoing being referred to in this Agreement as an "Eligible Securities Depository"), provided that prior to the deposit or maintenance of Foreign Assets of a Fund with a securities depository located outside the United States of America, the Custodian shall have certified in writing to the Fund, on behalf of its Portfolios, that the securities depository is an Eligible Securities Depository. Use of an Eligible Securities Depository shall be in accordance with applicable SEC rules and regulations, in particular Rule 17f-7 under the 1940 Act, and subject to the following provisions:

                  (1) The Custodian or any Subcustodian may deposit and/or maintain Foreign Assets held hereunder in an Eligible Securities Depository, provided that such Foreign Assets are represented in an Account of the Custodian or Subcustodian in the Eligible Securities Depository which Account shall not contain any assets of the Custodian or Subcustodian other than assets held as a fiduciary, custodian, or otherwise for customers and shall be so designated on the books and records of the Eligible Securities Depository unless the Fund by Special Instructions permits another manner of holding, representing and/or designating a Fund's Foreign Assets.

                  (2) The Custodian shall, in accordance with the standard of care set forth in Section 5.01(a) hereof, be responsible for: (A) providing the Fund or its designee, on behalf of its applicable Portfolio(s), an analysis (in form and substance reasonably satisfactory to the Fund) of the custody risks associated with maintaining Foreign Assets with the Eligible Securities Depository; (B) establishing a system to monitor the custody risks associated with maintaining Foreign Assets with the Eligible Securities Depository; (C) monitoring the custody risks associated with maintaining Foreign Assets with the Eligible Securities Depository on a continuing basis; and (D) promptly notifying the Fund or its designee of any material change in the custody risks associated with maintaining Foreign Assets with the Eligible Securities Depository.

                  (3) The Eligible Securities Depository shall be obligated to comply with the Custodian's or Subcustodian's directions with respect to the Foreign Assets held in such Account, provided that the Foreign Assets held to such Account shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Custodian or Subcustodian (or either of their respective creditors), except a claim for reasonable payment for their safe custody or administration.

                  (4) Each Fund hereby designates the Custodian or each Subcustodian as the party in whose name any Foreign Assets deposited by the Custodian or the Subcustodian in the Account are to be registered or recorded, provided, however, that the Custodian may register or record Foreign Assets of a Fund in the name of the Fund or other nominee for the Fund upon the Custodian's provision of written notice to the Fund of such proposed registration or recordation at least 5 Business Days prior to such registration or recordation.

                  (5) The books and records of the Custodian shall at all times identify those Foreign Assets belonging to each Portfolio which are maintained in an Eligible Securities Depository.

                  (6) The Custodian shall pay for Foreign Assets purchased for the account of a Portfolio only upon (w) receipt of advice from the Eligible Securities Depository that such Foreign Assets have been transferred to the Account of the Custodian or Subcustodian, and (x) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of such Portfolio, provided however, if required under the laws of the jurisdiction in which the Eligible Securities Depository is located or pursuant to the rules of an Eligible Securities Depository, the Custodian may receive delivery of such securities and make payment therefor in accordance with such applicable laws or rules of the Eligible Securities Depository, but in all events subject to the standard of care set forth in Section 5.01(a) hereof. The Custodian or Subcustodian shall transfer Foreign Assets sold for the account of a Portfolio only upon (y) receipt of advice from the Eligible Securities Depository that payment for such Foreign Assets has been transferred to the Account of the Custodian or Subcustodian, and (z) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of such Portfolio, provided however, if required under the laws of the jurisdiction in which the Eligible Securities Depository is located or pursuant to the rules of an Eligible Securities Depository, the Custodian may make payment therefor and receive delivery of such securities in accordance with such applicable laws or rules of the Eligible Securities Depository, but in all events subject to the standard of care set forth in Section 5.01(a) hereof. Copies of all advices from the Eligible Securities Depository relating to transfers of Foreign Assets for the account of a Portfolio shall identify such Portfolio or the Custodian or Subcustodian who is holding the assets of such Portfolio and shall be maintained for such Portfolio by the Custodian. The Custodian shall deliver to each applicable Fund no later than the next succeeding Business Day, or at such other time or times as such Fund and the Custodian may agree in writing, daily transaction reports which shall include each day's transactions in the Eligible Securities Depository for the account of each applicable Portfolio. Such transaction reports shall be delivered to each applicable Fund or any agent designated by such Fund pursuant to Proper Instructions, by electronic device or system (including without limitation, computers) or in such other manner as such Fund and the Custodian may agree in writing.

                  (7) The Custodian shall, if requested by a Fund or its designee pursuant to Proper Instructions, provide such Fund with all reports obtained by the Custodian or any Subcustodian with respect to an Eligible Securities Depository's accounting system, internal accounting controls, and procedures for safeguarding Foreign Assets deposited in the Eligible Securities Depository.

                  (8) The Custodian (A) shall terminate the use of any Eligible Securities Depository on behalf of any Portfolio as soon as reasonably practicable and shall take all actions reasonably practicable to safeguard the Foreign Assets of any Portfolio maintained with such Eligible Securities
Depository: (1) upon receipt of Special Instructions; or (2) in the absence of the receipt of Special Instructions, if the custody arrangement with the Eligible Securities Depository at any time ceases to satisfy the requirements of Rule 17f-7, and (B) shall provide the Funds or their respective designees, on behalf of the Portfolios, with written notification of any termination of the Custodian's use of an Eligible Securities Depository at least 90 Business Days prior to the effective date of the proposed termination, unless the Funds in their discretion permit a shorter notification period.

                  (9) Each Eligible Securities Depository through which the Custodian maintains Foreign Assets of the applicable Portfolio(s) and the countries where they may hold Foreign Assets of the applicable Portfolio(s) shall be listed on Appendix B attached hereto, as the same may be amended from time to time in accordance with the provisions of Section 9.07(c) hereof.

         Section 2.24. Other Transfers.

         (a) Upon receipt of Proper Instructions, the Custodian shall transfer to or receive from a third party that has been appointed to serve as an additional custodian of one or more Portfolios (an "Additional Custodian") securities, cash and other assets of such Portfolios in accordance with such Proper Instructions. Each Additional Custodian shall be identified as such on Appendix B, as the same may be amended from time to time in accordance with the provisions of Section 9.07(c) hereof.

         (b) Upon receipt of Special Instructions, the Custodian shall make such other dispositions of securities, funds or other property of a Portfolio in a manner or for purposes other than as expressly set forth in this Agreement, provided that the Special Instructions relating to such disposition shall include a statement of the purpose for which the delivery is to be made, the amount of funds and/or securities to be delivered, and the name of the person or persons to whom delivery is to be made, and shall otherwise comply with the provisions of Sections 3.01 and 3.03 hereof.

         Section 2.25. Establishment of Segregated Account. Upon receipt of Proper Instructions, the Custodian shall establish and maintain on its books a segregated account or accounts for and on behalf of a Portfolio, into which account or accounts may be transferred cash and/or securities or other assets of such Portfolio, including securities maintained by the Custodian in a Securities System pursuant to Section 2.23(a) hereof or an Eligible Securities Depository pursuant to Section 2.23(b) hereof, said account or accounts to be maintained: (a) for the purposes set forth in Sections 2.09, 2.10 and 2.11 hereof; (b) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the SEC or SEC rules, regulations or interpretations relating to the maintenance of segregated accounts by registered investment companies; or
(c) for such other purposes as set forth, from time to time, to Special Instructions.

         Section 2.26. Custodian's Books and Records. The Custodian shall provide any assistance reasonably requested by a Fund in the preparation of reports to such Fund's shareholders and others, audits of accounts, and other ministerial matters of like nature. The Custodian shall maintain complete and accurate records with respect to securities and other assets held for the accounts of each Portfolio and as required by the rules and regulations of the SEC applicable to investment companies registered under the 1940 Act, including: (a) records of original entry containing a detailed and itemized daily record of all receipts and deliveries of securities (including certificate and transaction identification numbers, if any), and all receipts and disbursements of cash; (b) separate ledger accounts or other records reflecting (i) securities in transfer (i.e., out for re-registration with the transfer agent), (ii) securities in physical possession, (iii) to the extent that Custodian is made aware by the Fund, securities borrowed, loaned or collateralizing obligations of each Portfolio, (iv) [reserved] (v) dividends and interest received, (vi) the amount of tax withheld by any person in respect of any collection made by the Custodian or any Subcustodian, and (vii) the amount of reclaims or refunds for foreign taxes paid; and (c) cancelled checks and bank records related thereto. The Custodian shall keep such other books and records of each Fund (or discontinue keeping a book or record of a Fund) upon such terms as may be agreed in writing between the parties. All such books and records maintained by the Custodian shall be maintained in a form reasonably acceptable to the applicable Fund and in compliance with the rules and regulations of the SEC, including, but not limited to, books and records required to be maintained by Section 31(a) of the 1940 Act and the rules and regulations from time to time adopted thereunder, and must be arranged and indexed by the Custodian in a manner that permits prompt location, access and retrieval of a particular record including, if requested by a Fund, retrieval within the time period specified by any regulatory entity with jurisdiction over the Fund. All Fund information on the Custodian's books and records maintained by the Custodian pursuant to this Agreement shall at all times be the property of each applicable Fund and shall be available upon request during normal business hours for inspection and use by such Fund and its agents, including, without limitation, its independent certified public accountants. Notwithstanding the preceding sentence, no Fund shall take any actions or cause the Custodian to take any actions which would cause, either directly or indirectly, the Custodian to violate any applicable laws, regulations or orders. Upon a Fund's request, the Custodian shall promptly surrender to such Fund copies of all books and records of the Fund maintained by the Custodian pursuant to this Agreement in the format reasonably specified by the Fund.

         Section 2.27. Opinion of Fund's Independent Certified Public Accountants. The Custodian, to the extent applicable, shall take all reasonable action as a Fund may request for the Fund to obtain periodically favorable opinions from such Fund's independent certified public accountants with respect to the Custodian's activities hereunder in connection with the preparation of the Fund's Form N-1A and the Fund's Form N-CSR (including any shareholder reports included therein) and Form N-SAR or other periodic reports to the SEC and with respect to any other requirements of the SEC or the federal securities laws, including the 1940 Act, and the rules and regulations thereunder.

         Section 2.28. Reports by Independent Certified Public Accountants. Annually, and as may otherwise be reasonably requested by a Fund and agreed to by the Custodian, the Custodian shall deliver to such Fund a written report prepared and published by the Custodian's independent certified public accountants with respect to the services provided by the Custodian under this Agreement, including, without limitation, the Custodian's accounting system, internal accounting control and procedures for safeguarding cash, securities and other assets, including cash, securities and other assets deposited and/or maintained in a Securities System, Eligible Securities Depository or with a Subcustodian. Such report shall be of sufficient scope and in sufficient detail as may reasonably be required by any Fund.

         Section 2.29. Overdraft Facility. In the event that the Custodian is directed by Proper Instructions to make any payment or transfer of funds on behalf of a Portfolio for which there would be, at the close of business on the date of such payment or transfer, insufficient funds held by the Custodian on behalf of such Portfolio, the Custodian may, in its discretion, provide an overdraft (an "Overdraft") to the applicable Fund on behalf of such Portfolio, in an amount sufficient to allow the completion of such payment. Any Overdraft provided hereunder: (a) shall be payable on the next Business Day, unless otherwise agreed by the applicable Fund and the Custodian; and (b) shall accrue interest from the date of the Overdraft to the date of payment in full by the applicable Fund on behalf of the applicable Portfolio at a rate agreed upon in writing, from time to time, by the Custodian and the applicable Fund. The Custodian and each Fund acknowledge that the purpose of such Overdrafts is to temporarily finance the purchase or sale of securities for prompt delivery in accordance with the terms hereof, to meet emergency expenses not reasonably foreseeable by such Fund or for any other permissible purpose. The Custodian shall promptly notify each applicable Fund in writing (an "Overdraft Notice") of any Overdraft by facsimile transmission or in such other manner as such Fund and the Custodian may agree in writing. To the extent Custodian advances funds to the Fund on behalf of a Portfolio to settle purchases or sales of financial assets for the Portfolio's securities account, Custodian shall have a security interest in the financial assets which are the subject of such purchase or sale, until Custodian has been repaid the amount of such advance by the Fund. The Custodian's security interest in such financial assets shall automatically release upon the Fund's repayment of such advance to Custodian. Without limitation to Custodian's rights under the preceding sentence, at the request of the Custodian, each applicable Fund, on behalf of one or more of its Portfolios, to the extent it may do so without being deemed to have created an encumbrance on its assets which would make its assets ineligible to cover its "senior security" positions within the meaning of Section 18 of the 1940 Act, shall pledge, assign and grant to the Custodian a security interest in certain specified securities of the applicable Portfolio, as security for Overdrafts provided to such Portfolio, under the terms and conditions set forth in Appendix C attached hereto. Except to the extent expressly provided for in this
Section 2.29 or Appendix C, the Custodian hereby waives and agrees that it shall not have any claim, assert or enforce a lien, encumbrance, security interest or rights of set off in any of the assets of any Portfolio.

         Section 2.30. Insurance Requirements.

         (a) The Custodian shall, at its own expense, procure and maintain: (i) workers compensation insurance for its own employees in an amount not less than the statutory limits under all applicable statutes, rules and regulations in each of the states in which Custodian operates and under all applicable federal statutes, rules and regulations, (ii) employers liability insurance in an amount not less than $1,000,000 per occurrence, (iii) comprehensive general liability insurance in an amount not less than $1,000,000 per occurrence, (iv) comprehensive automobile liability (including automobile non-ownership liability) insurance in a combined single limit amount of not less than $1,000,000 per occurrence, (v) umbrella or excess liability insurance providing coverages in excess of the coverages listed in (ii), (iii) and (iv) above in an amount not less than $5,000,000 per occurrence, (vi) errors and omission liability insurance in an amount not less than $10,000,000 per claim, (vii) a fidelity bond in an amount not less than $10,000,000 per loss, and (vii) electronic and computer crime insurance in an amount not less than $10,000,000 per loss; provided however that the term "Custodian" in this Section 2.30 shall not include a Subcustodian or Eligible Securities Depository. Nothing in this
Section 2.30 shall be deemed to limit the Custodian's liability to the types or coverage amounts specified above or to limit any coverage under any of Custodian's insurance policies.

         (b) Concurrent with the execution of this Agreement and at least annually thereafter at the Fund's request, Custodian shall provide a "certificate of insurance" to each Fund that evidences that policies, bonds or similar agreements providing the types and amounts of coverage specified in paragraph (a) of this Section 2.30 have been entered into and are in full force and effect and that specifies the applicable deductible amount for each policy, bond or similar agreement.

         Section 2.31. Provision of Information. At the request of a Fund, the Custodian shall promptly provide to such Fund all information relating to such Fund's, or any of its Portfolio's, cash, securities, and other assets which may be reasonably requested by such Fund in order to determine the amount to be paid to the Custodian under Article VI hereof. Such information shall be delivered to such Fund at such time(s) and in such forms specified by such Fund.

         Section 2.32 Cash Balance Projections. The Custodian shall provide daily to the Fund at times specified in the service standards (and at additional times throughout the day as may be deemed necessary by the Fund) the projected end of day cash balance for each non-money market Portfolio. It is understood by the Fund that these cash projections may differ from the actual end of day balance available for investment.

                                  ARTICLE III
                   PROPER INSTRUCTIONS, SPECIAL INSTRUCTIONS
                              AND RELATED MATTERS

         Section 3.01. Proper Instructions and Special Instructions.

         (a) Proper Instructions. As used herein, the term "Proper Instructions" shall mean: (i) a SWIFT message, a written (including, without limitation, facsimile transmission) request, direction, instruction or certification signed by or on behalf of the applicable Fund by one or more Authorized Persons (as hereinafter defined); (ii) a telephonic or other oral communication by one or more Authorized Persons; or (iii) a communication effected directly between an electro-mechanical or electronic device or system (including, without limitation, computers) by or on behalf of the applicable Fund by one or more Authorized Persons; provided, however, that communications purporting to be given by an Authorized Person shall be considered Proper Instructions only if the Custodian reasonably believes such communications to have been given by an Authorized Person with respect to the transaction involved. Proper Instructions in the form of oral communications shall be confirmed by the applicable Fund by SWIFT message or other electronic means or in writing in the manner set forth in clause (i) above, but the lack of such confirmation shall in no way affect any action taken by the Custodian in reasonable reliance upon such oral instructions prior to the Custodian's receipt of such confirmation. Proper Instructions may relate to specific transactions or to types or classes of transactions, and may be in the form of standing instructions.

         (b) Special Instructions. As used herein, the term "Special Instructions" shall mean Proper Instructions countersigned or confirmed in writing by the Treasurer or any Assistant Treasurer of the applicable Fund or any other person designated by the Treasurer of such Fund in writing, which countersignature or confirmation shall be (i) included on the same instrument containing the Proper Instructions or on a separate instrument relating thereto, and (ii) delivered by hand, by facsimile transmission, or in such other manner as the applicable Fund and the Custodian agree in writing.

         (c) Address for Proper Instructions and Special Instructions. Proper Instructions and Special Instructions shall be delivered to the Custodian at the address and/or telephone, telecopy or telex number agreed upon from time to time by the Custodian and the applicable Fund.

         (d) Custodian may institute authentication procedures with the Funds with respect to Proper Instructions given without the use of a security device and providing for the transfer or delivery of funds or securities without counter-value. A "security device" means a security device as contemplated by
Article 4A of the UCC. for the authentication of payment orders.

         Section 3.02. Authorized Persons. Concurrently with the execution of this Agreement and from time to time thereafter, as appropriate, each Fund shall deliver to the Custodian, duly certified as appropriate by a Treasurer or any Deputy or Assistant Treasurer of such Fund, a certificate setting forth:
(a) the names, titles, signatures and scope of authority of all persons authorized to give Proper Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of such Fund (collectively, the "Authorized Persons" and individually, an "Authorized Person"); and (b) the names, titles and signatures of those persons authorized to issue Special Instructions. Such certificate may be accepted and reasonably relied upon by the Custodian as conclusive evidence of the facts set forth therein and shall, unless otherwise specified therein, be considered to be in full force and effect until delivery to the Custodian of a similar certificate to the contrary. Upon delivery of a certificate which deletes the name(s) of a person previously authorized by a Fund to give Proper Instructions or to issue Special Instructions, such persons shall no longer be considered an Authorized Person or authorized to issue Special Instructions for that Fund.

         Section 3.03. Persons Having Access to Assets of the Portfolios. Notwithstanding anything to the contrary contained in this Agreement, no Authorized Person, Trustee, officer, employee or agent of any Fund shall have physical access to the assets of any Portfolio of that Fund held by the Custodian nor shall the Custodian deliver any assets of a Portfolio for delivery to an account of such person; provided, however, that nothing in this
Section 3.03 shall prohibit (a) any Authorized Person from giving Proper Instructions, or any person authorized to issue Special Instructions from issuing Special Instructions, so long as such action does not result in delivery of or access to assets of any Portfolio prohibited by this Section
3.03 other than worthless assets; or (b) each Fund's independent certified public accountants from examining or reviewing the assets of the Portfolios of the Fund held by the Custodian. Each Fund shall deliver to the Custodian a written certificate identifying such Authorized Persons, Trustees, officers, employees and agents of such Fund.

         Section 3.04. Actions of Custodian Based on Proper Instructions and Special Instructions. So long as and to the extent that the Custodian acts in accordance with (a) Proper Instructions or Special Instructions, as the case may be, and (b) the terms of this Agreement (including the standard of care set forth in Section 5.01(a)), the Custodian shall not be responsible for the title, validity or genuineness of any property, or evidence of title thereof, received by it or delivered by it pursuant to this Agreement.

                                  ARTICLE IV
                                 SUBCUSTODIANS

         The Custodian may, from time to time, in accordance with the relevant provisions of this Article IV, appoint one or more Domestic Subcustodians, Foreign Subcustodians, Interim Subcustodians and Special Subcustodians (each as hereinafter defined) to act on behalf of a Portfolio. (For purposes of this Agreement, all duly appointed Domestic Subcustodians, Foreign Subcustodians, Interim Subcustodians, and Special Subcustodians are hereinafter referred to collectively, as "Subcustodians.")

         Section 4.01. Domestic Subcustodians. The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of one or more Portfolios as a subcustodian for purposes of holding cash, securities and other assets of such Portfolios and performing other functions of the Custodian within the United States (a "Domestic Subcustodian"); provided that, the Custodian shall notify each applicable Fund in writing of the identity and qualifications of any proposed Domestic Subcustodian at least thirty (30) days prior to appointment of such Domestic Subcustodian, and such Fund may, in its sole discretion, by written notice to the Custodian executed by an Authorized Person disapprove of the appointment of such Domestic Subcustodian. If, following notice by the Custodian to each applicable Fund regarding appointment of a Domestic Subcustodian and the expiration of thirty (30) days after the date of such notice, such Fund shall have failed to notify the Custodian of its disapproval thereof, the Custodian may, in its discretion, appoint such proposed Domestic Subcustodian as its subcustodian.

         Section 4.02. Foreign Subcustodians and Interim Subcustodians.

         (a) Foreign Subcustodians. Subject to and in accordance with the following provisions, the Board of Trustees or other governing body or entity of each Fund, on behalf of its applicable Portfolio(s), hereby delegates its responsibilities as set forth in Rule 17f-5 under the 1940 Act, to the Custodian and appoints the Custodian as its "Foreign Custody Manager" (as such term is defined in Rule 17f-5), and the Custodian hereby accepts such delegation and appointment and agrees to (1) act on behalf of the applicable Fund(s) and Portfolios in such capacity, (2) perform the responsibilities set forth in Rule 17f-5, and (3) exercise the standard of care set forth in Section 5.01(a) hereof in performing its responsibilities hereunder and under Rule 17f-5, except to the extent Rule 17f-5 provides a higher standard of care, in which case that standard shall apply.

                  (i) Subject to and in accordance with the provisions of Rule 17f-5, the Custodian may, at any time and from time to time, appoint:
         (A) any "Qualified Foreign Bank" (as such term is defined in Rule 17f-5), (B) any majority-owned direct or indirect subsidiary of a "U.S. Bank" (as such term is defined in Rule 17f-5) or U.S. bank holding company meeting the requirements of an "Eligible Foreign Custodian," (as such term is defined in Rule 17f-5), (C) any other entity which by order of the SEC, or by no-action letter of the staff of the SEC is exempt from meeting the requirements of an "Eligible Foreign Custodian" as set forth in Rule 17f-5, to act on behalf of the applicable Fund(s) and Portfolio(s) as a subcustodian for purposes of holding "Foreign Assets" (as defined in Rule 17f-5), or (D) any "Bank" (as such term is defined in the 1940 Act) that qualifies as and may serve as a custodian under Section 17(f) of the 1940 Act (each a "Foreign Subcustodian").

                  (ii) Without limiting the foregoing, the Custodian shall be responsible for (A) determining that each applicable Fund's or Portfolio's Foreign Assets, if maintained with each Foreign Subcustodian, will be subject to the standard of care set forth in
         Section 5.01(a) hereof (or any higher standard of care imposed by Rule 17f-5) after considering all factors relevant to the safekeeping of such assets including, without limitation, those factors set forth in the provisions of paragraph (c)(1) of Rule 17f-5, (B) ensuring that each foreign custody arrangement with a Foreign Subcustodian is governed by a written contract with the Custodian meeting the requirements of paragraph (c)(2) of Rule 17f-5 which will provide reasonable care for each applicable Fund's or Portfolio's Foreign Assets based on the standard of care set forth in Section 5.01(a) hereof (or any higher standard of care imposed by Rule 17f-5), (C) determining that each contract with a Foreign Subcustodian shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of Rule 17f-5 or alternatively, in lieu of any or all of such
         (c)(2)(i)(A) through (F) provisions, such other provisions as the Custodian reasonably determines will provide, in their entirety, the same or greater level of care and protection for the Foreign Assets of each Fund or Portfolio as such specified provisions in their entirety,
         (D) establishing a system to monitor the appropriateness of maintaining each applicable Fund's or Portfolio's Foreign Assets with each Foreign Subcustodian pursuant to paragraph (c)(1) of Rule 17f-5 and to monitor the performance of each Foreign Subcustodian under the subcustodian agreement between the Custodian and the Foreign Subcustodian, (E) monitoring the appropriateness of maintaining each applicable Fund's and Portfolio's Foreign Assets with each Foreign Subcustodian pursuant to paragraph (c)(1) of Rule 17f-5 and the performance of each Foreign Subcustodian under the subcustodian agreement between the Custodian and the Foreign Subcustodian, and (F) promptly notifying each applicable Fund or Portfolio and arranging for the Fund to withdraw its or a Portfolio's Foreign Assets from a Foreign Subcustodian as soon as reasonably practicable and taking all actions reasonably practicable to safeguard the Portfolio's Foreign Assets maintained with such Foreign Subcustodian if the arrangement with the Foreign Subcustodian no longer satisfies the requirements of Rule 17f-5. Anything herein to the contrary notwithstanding, subject to the Custodian's satisfaction of the requirements of Rule 17f-5, the Custodian's responsibilities with respect to any of the emerging markets listed on Schedule X to this Agreement, as such schedule may be reasonably updated by the Custodian from time to time in accordance with its standard practices (the "Selected Emerging Markets") shall be as set forth in addenda to this Agreement agreed to by the Custodian and each Fund, on behalf of its applicable Portfolios (each a "Market Rider") with respect to each of the Selected Emerging Markets;

                  (iii) The Custodian shall prepare written reports to the Board of Trustees or other governing body or entity of each Fund, on behalf of its applicable Portfolio(s), on an annual basis showing (A) the identity and qualifications of each Foreign Subcustodian authorized by the Custodian to hold Foreign Assets of the Fund(s) and Portfolio(s), (B) the placement of the Fund's and Portfolio's Foreign Assets with each such Foreign Subcustodian, (C) the country or countries in which each Foreign Subcustodian is authorized to hold Foreign Assets of the applicable Fund(s) and Portfolio(s) and (D) any material changes to the Custodian's foreign custody arrangements for the applicable Fund(s) and Portfolios) since the submission of the Custodian's last written report to the applicable Fund's Board of Trustees or other governing body or entity pursuant to this Section 4.02(a)(iii), including without limitation:

                  (1) changes in the Foreign Subcustodians included in the
                      Custodian's global custody network or arrangements;

                  (2) any change, including any amendment or modification to the subcustodian agreements between the Custodian and each of the Foreign Subcustodians, that could materially affect the ability of a Foreign Subcustodian to perform its duties in respect of the applicable Funds, or Portfolios' Foreign Assets.

         In addition to the annual reports required by clause (a) (iii) above, the Custodian shall submit promptly (but in no event later than five
         (5) Business Days after the event giving rise to a reporting requirement) interim reports to the Board of Trustees or other governing body or entity of each applicable Fund, on behalf of its applicable Portfolio(s), of any changes that have or could materially affect the ability of a Foreign Subcustodian to perform its duties in respect of the Funds' and Portfolios' assets and any actions that the Custodian has taken or proposes to take in connection with such changes.

                  (iv) Each duly appointed Foreign Subcustodian and the countries where and clearing agencies through which they may hold Foreign Assets of the applicable Fund(s) and Portfolio(s) shall be listed on Appendix B attached hereto and dated as of the date of this Agreement, as the same may be amended from time to time, in accordance with the provisions of Section 9.07(c) hereof.

                  (v) The Custodian shall provide the Funds or their respective designees, on behalf of their Portfolios, with written notification of any (A) proposed change in the Foreign Subcustodians included in the Custodian's global custody network or arrangements at least thirty
         (30) Business Days prior to the effective date of the proposed change, or (B) termination, in whole or with respect to one or more specified jurisdictions, of its acceptance of the Board of Trustees or other governing body or entity of a Fund, on behalf of its applicable Portfolio(s), delegation and appointment as the Fund's "Foreign Custody Manager" at least ninety (90) Business Days prior to the effective date of the proposed change or termination, unless, in either case, the Funds in their discretion permit a shorter notification period.

                  (vi) Each Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment by itself or by one of its Portfolios which is to be held in a country in which no Foreign Subcustodian is authorized to act, in order that there shall be sufficient time for the Custodian to effect the appropriate arrangements with a proposed foreign subcustodian.

         (b) Interim Subcustodians. Notwithstanding the foregoing, in the event that a Portfolio shall invest in a security or other asset to be held in a country in which no Foreign Subcustodian is authorized to act, the Custodian shall promptly notify the applicable Fund in writing by facsimile transmission or in such other manner as such Fund and Custodian shall agree in writing of the unavailability of an approved Foreign Subcustodian in such country; and the Custodian shall, upon receipt of Special Instructions, appoint any Person (as hereinafter defined) mutually acceptable to the Custodian and the Fund designated by the applicable Fund in such Special Instructions to hold such security or other asset. The subcustodian agreement between the Custodian and any Interim Subcustodian shall comply with the provisions of the 1940 Act and the rules and regulations thereunder (including Rule 17f-5, if applicable) and the terms and provisions of this Agreement. The Custodian shall comply with
Section 4.02 (a)(i), (ii), (iii), and (v) hereof with respect to the appointment of an Interim Custodian. (Any Person appointed as a subcustodian pursuant to this Section 4.02(b) is hereinafter referred to as an "Interim Subcustodian.")

         Section 4.03. Special Subcustodians. Upon receipt of Special Instructions, the Custodian shall, on behalf of one or more Portfolios, appoint one or more banks, trust companies or other entities designated in such Special Instructions to act as a subcustodian for purposes of: (i) effecting third-party repurchase transactions with banks, brokers, dealers or other entities through the use of a common custodian or subcustodian; (ii) providing depository and clearing agency services with respect to certain variable rate demand note securities; and (iii) effecting any other transactions designated by each applicable Fund in Special Instructions. (Each such designated subcustodian is hereinafter referred to as a "Special Subcustodian.") Each such duly appointed Special Subcustodian shall be listed on Appendix B attached hereto, as it may be amended from time to time in accordance with the provisions of Section 9.05(c) hereof. In connection with the appointment of any Special Subcustodian, the Custodian shall enter into a subcustodian agreement with the Special Subcustodian in form and substance approved by each applicable Fund, provided that such agreement shall in all events comply with the provisions of the 1940 Act and the rules and regulations thereunder (including Rule17f-5, if applicable) and the terms and provisions of this Agreement. If any Special Subcustodian is a Foreign Custodian, the Custodian shall comply with Section 4.02 of this Agreement. The Custodian shall not amend any subcustodian agreement entered into with a Special Subcustodian, or agree to change or permit any changes thereunder, or waive any rights under such agreement, except upon prior approval pursuant to Special Instructions.

         Section 4.04. Termination of a Subcustodian. In the event that the Custodian is unable to cause a Subcustodian to fully perform its obligations under the subcustodian agreement between the Custodian and such subcustodian, the Custodian shall promptly notify the applicable Fund and upon the receipt of Special Instructions, terminate such Subcustodian with respect to each applicable Fund and, if necessary or desirable, appoint a replacement Subcustodian in accordance with the provisions of Section 4.01 or Section 4.02, as the case may be. In addition to the foregoing, the Custodian (A) may, at any time in its discretion, upon written notification to each applicable Fund, terminate any Domestic Subcustodian, Foreign Subcustodian or Interim Subcustodian, and (B) shall, upon receipt of Special Instructions, terminate any Subcustodian with respect to each applicable Fund, in accordance with the termination provisions under the applicable subcustodian agreement.

         Section 4.05. Certification Regarding Foreign Subcustodians. Each report presented to the Board of Trustees of each Fund, on behalf of itself or its applicable Portfolio(s), by the Custodian pursuant to Section 4.02(a)(iii) above shall be accompanied by a certificate representing that (A) the Custodian has established a system to monitor the appropriateness of maintaining the Fund's or Portfolio's Foreign Assets with each Foreign Subcustodian pursuant to paragraph (c)(1) of Rule 17f-5 and to monitor the performance of each Foreign Subcustodian under the subcustodian agreement between the Custodian and the Foreign Subcustodian; (B) the Custodian has monitored all Foreign Subcustodians and each Foreign Subcustodian continues to be an "Eligible Foreign Custodian," (as such term is defined in Rule 17f-5); (C) each Foreign Subcustodian continues to provide the standard of care set forth in Section 4.02(a)(ii) hereof (or any higher standard of care imposed by Rule 17f-5), after considering all relevant factors, including without limitation, those factors set forth in paragraph (c)(1) of Rule 17f-5; (D) all foreign custody agreements between the Custodian and the Foreign Subcustodians continue to meet the requirements of paragraph (c)(2) of Rule 17f-5; (E) since the submission of the last report pursuant to Section 4.02(a)(iii) above, there have been no material adverse changes to the Custodian's foreign custody network or arrangements other than those reported to the Board of Trustees or other governing body or entity of the Fund, on behalf of itself or its applicable Portfolios, in the accompanying report; and (F) the information included in the report is true, accurate and complete in all material respects.

                                   ARTICLE V
                       STANDARD OF CARE; INDEMNIFICATION

         Section 5.01. Standard of Care.

         (a) General Standard of Care. The Custodian shall exercise diligence, prudence and reasonable care in carrying out all of its duties and obligations under this Agreement, and shall be liable to each Fund for all losses, damages and expenses (including, but not limited to, attorneys' fees and costs) suffered or incurred by such Fund or its Portfolio(s) resulting from the failure of the Custodian to exercise such diligence, prudence and reasonable care.

         (b) Disruption of Services; Actions Prohibited by Applicable Law, Etc. In order to prevent the disruption of services in the event of any reasonably foreseeable adverse events (such as terrorism or related threats to security, loss of electric power or communications lines, equipment failure, fire, water damage or severe weather conditions), the Custodian shall maintain at all times, at no additional expense to the Funds, a complete business continuity, disaster recovery, business resumption and crisis management plan ("Disaster Recovery Plan") reasonably designed to safeguard from loss or damage attributable to terrorism or related threats to security, fire, flood, theft or any other cause the cash, security, other assets, records and other data of the Funds and the Portfolios and the Custodian's records, data, equipment, facilities and other property used in the performance of its obligations under the Agreement. Upon reasonable request, the Custodian shall provide a presentation summarizing the Business Continuity/Disaster Recovery Plan and the results of its periodic tests thereof. The Custodian will notify the Funds promptly of any material changes to the Disaster Recovery Plan. In the event of equipment failure, work stoppage, governmental action, terrorism or related threats to security, communication disruption or other impossibility of performance beyond the Custodian's control, the Custodian shall, at no additional expense to the Fund, use commercially reasonable efforts to minimize service interruptions. In no event shall the Custodian incur liability hereunder if the Custodian or any Subcustodian, Securities System or Eligible Securities Depository, or any subcustodian, securities depository or securities system utilized by any such Subcustodian, or any nominee of the Custodian or any Subcustodian (individually, a "Person") is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of: (i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof or of any court of competent jurisdiction; or
(ii) any act of God or war or other circumstance beyond the control of the Custodian, unless, in each case, such delay or nonperformance is caused by the failure of the applicable Person to exercise diligence, prudence and reasonable care.

         (c) Mitigation by Custodian. Upon the occurrence of any event which causes or may cause any loss, damage or expense to any Fund or Portfolio, (i) the Custodian shall promptly notify the applicable Fund or Portfolio of the occurrence of such event, (ii) the Custodian shall cause any applicable Domestic Subcustodian or Foreign Subcustodian to use all commercially reasonable efforts and take all reasonable steps under the circumstances to mitigate the effects of such event and to avoid continuing harm to the Funds and the Portfolios, and (iii) the Custodian shall use its best efforts to cause any applicable Interim Subcustodian, Special Subcustodian or Eligible Securities Depository to use all commercially reasonable efforts and take all reasonable steps under the circumstances to mitigate the effects of such event and to avoid continuing harm to the Funds and the Portfolios.

         (d) Advice of Counsel. The Custodian shall be without liability for any action reasonably taken or reasonably omitted in good faith pursuant to the advice of (i) counsel for the applicable Fund or Portfolio, or (ii) at the expense of the Custodian, such other reputable counsel as the applicable Fund(s) and the Custodian may agree upon; provided however, with respect to the performance of any action or omission of any action upon such advice, the Custodian shall be required to conform to the standard of care set forth in
Section 5.01(a).

         (e) Expenses of the Funds. In addition to the liability of the Custodian under this Article V, the Custodian shall be liable to each applicable Fund for all reasonable costs and expenses incurred by such Fund in connection with any claim by such Fund against the Custodian arising from the obligations of the Custodian hereunder, including, without limitation, all attorneys' fees and expenses incurred by such Fund in asserting any such claim, and all expenses incurred by such Fund in connection with any investigations, lawsuits or proceedings relating to such claim; provided that, such Fund has recovered for all or part of such claim from the Custodian.

         (f) Liability for Past Records. The Custodian shall have no liability in respect of any loss, damage or expense suffered by a Fund, insofar as such loss, damage or expense arises from the Custodian's duties hereunder by reason of the Custodian's reasonable reliance upon records that were maintained for such Fund by entities other than the Custodian prior to the Custodian's appointment as custodian for such Fund provided however, the Custodian shall be required to conform to the standard of care set forth in Section 5.01(a).

         Section 5.02. Liability of Custodian for Actions of Other Persons.

         (a) Domestic Subcustodians and Foreign Subcustodians. The Custodian shall be liable for the actions or omissions of any Domestic Subcustodian or any Foreign Subcustodian to the same extent as if such action or omission was performed by the Custodian itself. In the event of any loss, damage or expense suffered or incurred by a Fund caused by or resulting from the actions or omissions of any Domestic Subcustodian or Foreign Subcustodian for which the Custodian would otherwise be liable, the Custodian shall promptly reimburse such Fund in the amount of any such loss, damage or expense (including, but not limited to, attorneys' fees and costs).

         (b) Interim Subcustodians. Notwithstanding the provisions of Section
5.01 to the contrary, the Custodian shall not be liable to a Fund for any loss, damage or expense suffered or incurred by such Fund or any of its Portfolios resulting from the actions or omissions of an Interim Subcustodian unless such loss, damage or expense is caused by, or results from, the failure of the Custodian to exercise the standard of care set forth in Section 5.01(a) hereof or the failure of the Custodian to take all reasonable steps to enforce such rights as it may have against such Interim Subcustodian to protect the interests of the Funds and the Portfolios. Each Interim Subcustodian chosen by the Fund must meet the requirements of Section 17f-5 of the 1940 Act. The Custodian shall not be liable to a Fund for the insolvency of any Interim Custodian.

         (c) Special Subcustodians and Additional Custodians. Notwithstanding the provisions of Section 5.01 to the contrary and except as otherwise provided in any subcustodian agreement to which the Custodian, a Fund and any Special Subcustodian or Additional Custodian are parties, the Custodian shall not be liable to a Fund for any loss, damage or expense suffered or incurred by such Fund or any of its Portfolios resulting from the actions or omissions of a Special Subcustodian or Additional Subcustodian, unless such loss, damage or expense is caused by, or results from, the failure of the Custodian to exercise the standard of care set forth in Section 5.01(a) hereof or the failure of the Custodian to take all reasonable steps to enforce such rights as it may have against any Special Subcustodian or Additional Custodian to protect the interests of the Funds and the Portfolios. The Custodian shall not be liable to a Fund for the insolvency of any Special Subcustodian or Additional Custodian.

         (d) As long as Custodian has been in compliance with its obligations under Rule 17f-5 under the 1940 Act, to determine, based upon publicly available information, that each Foreign Subcustodian has the requisite financial strength for the Fund's assets, Custodian shall not be responsible for the insolvency of any Foreign Subcustodian which it appoints and which is not a branch or affiliate of Custodian, except, however, that the Custodian will be responsible for the insolvency of any Foreign Subcustodian which it appoints if the Custodian fails to comply with such obligations.

         (e) Securities Systems and Eligible Securities Depositories.

                  (1) Notwithstanding the provisions of Section 5.01 to the contrary, the Custodian shall not be liable to a Fund for any loss, damage or expense suffered or incurred by such Fund or any of its Portfolios resulting from the use by the Custodian of a Securities System or Eligible Securities Depository, unless such loss, damage or expense is caused by, or results from, the failure of the Custodian to exercise the standard of care set forth in
Section 5.01(a) hereof or the failure of the Custodian to take all reasonable steps to enforce such rights as it may have against the Securities System or Eligible Securities Depository to protect the interests of the Funds and the Portfolios.

                  (2) As long as Custodian has been in compliance with its obligations under Rule 17f-7 under the 1940 Act, based upon publicly available information, to monitor the custody risks associated with maintaining the Fund's assets with each Eligible Securities Depository, Custodian shall not be responsible for the insolvency of any Eligible Securities Depository, except, however, that the Custodian will be responsible for the insolvency of any Eligible Securities Depository which it uses if the Custodian fails to comply with such obligations.

                  (3) The Custodian shall not be liable to the Fund for the insolvency of any Securities System.


         (f) Other Agents, Directors, Officers, Etc. Except as provided in this
Section 5.02, the Custodian shall by liable for the actions or omissions of any of its agents, directors, officers, employees, representatives or affiliates to the same extent in accordance with this Agreement as if such action or omission was performed by the Custodian itself. In the event of any loss, damage or expense suffered or incurred by a Fund that is or was caused by or resulting from the actions or omissions of any of the Custodian's agents, directors, officers, employees, representatives or affiliates for which the Custodian would otherwise be liable, the Custodian shall promptly reimburse such Fund in the amount of any such loss, damage or expense (including, but not limited to, attorneys' fees and costs).

         (g) For the avoidance of doubt, vendors (whether or not affiliated with the Custodian) of information concerning pricing, corporate actions, class action litigation, and other market or static data shall not be deemed to be the Custodian's agents or representatives.

         Section 5.03. Indemnification.

         (a) Indemnification Obligations of the Funds. Subject to the limitations set forth in this Agreement, each Fund or Portfolio severally (and not jointly nor jointly and severally) agrees to indemnify and hold harmless the Custodian and its nominees from all loss, damage and expense (including, but not limited to, reasonable attorneys' fees and costs) suffered or incurred by the Custodian or its nominee caused by or arising from any claim, demand, action or suit in connection with any actions taken in good faith by the Custodian on behalf of such Fund or Portfolio in the performance of its duties and obligations under this Agreement; provided however, that such indemnity shall not apply to loss, damage and expense occasioned by or resulting from actions or omissions of parties other than the Fund or the failure of the Custodian or its nominees to exercise the standard of care set forth in Section 5.01(a) hereof.

         (b) Indemnification Obligation of the Custodian. Subject to the limitations set forth in this Agreement, the Custodian agrees to indemnify and hold harmless each Fund, on behalf of its Portfolios, from all loss, damage and expense (including, but not limited to, reasonable attorneys' fees and costs) suffered or incurred by such Fund or its Portfolio(s) resulting from the failure of the Custodian to exercise the standard of care set forth in Section 5.01(a) hereof.

         (c) Notice of Litigation; Funds' Right to Prosecute, Etc. No Fund or Portfolio shall be liable for Indemnification under this Section 5.03 unless a Person shall have promptly notified such Fund or Portfolio in writing of the commencement of any litigation or proceeding brought against such Person in respect of which indemnity may be sought under this Section 5.03. With respect to claims in such litigation or proceedings for which indemnity by a Fund or Portfolio may be sought and subject to applicable law and the ruling of any court of competent jurisdiction, such Fund or Portfolio shall be entitled to participate in any such litigation or proceeding and, after written notice from such Fund or Portfolio to any Person, such Fund or Portfolio may assume the defense of such litigation or proceeding with counsel of its choice at its own expense in respect of that portion of the litigation for which such Fund or Portfolio may be subject to an indemnification obligation; provided however, a Person shall be entitled to participate in (but not control) at its own cost and expense, the defense of any such litigation or proceeding if such Fund or Portfolio has not acknowledged in writing its obligation to indemnify the Person with respect to such litigation or proceeding. If such Fund or Portfolio is not permitted to participate or control such litigation or proceeding under applicable law or by a ruling of a court of competent jurisdiction, such Person shall reasonably prosecute such litigation or proceeding. A Person shall not consent to the entry of any judgment or enter into any settlement in any such litigation or proceeding without providing each applicable Fund or Portfolio with adequate notice of any such settlement or judgment, and without each such Fund's or Portfolio's prior written consent. All Persons shall submit written evidence to each applicable Fund or Portfolio with respect to any cost or expense for which they are seeking indemnification in such form and detail as such Fund or Portfolio may reasonably request.

         (d) Notice of Litigation; Custodian's Right to Prosecute, Etc. The Custodian shall not be liable for Indemnification under this Section 5.03 unless a Fund or Portfolio shall have promptly notified the Custodian in writing of the commencement of any litigation or proceeding brought against such Fund or Portfolio in respect of which indemnity may be sought under this
Section 5.03. With respect to claims in such litigation or proceedings for which indemnity by the Custodian may be sought and subject to applicable law and the ruling of any court of competent jurisdiction, the Custodian shall be entitled to participate in any such litigation or proceeding and, after written notice from the Custodian to the applicable Fund(s) and/or Portfolio(s), the Custodian may assume the defense of such litigation or proceeding with counsel of its choice at its own expense in respect of that portion of the litigation for which the Custodian may be subject to an indemnification obligation; provided however, the applicable Fund(s) and/or Portfolio(s) shall be entitled to participate in (but not control) at their own cost and expense, the defense of any such litigation or proceeding if the Custodian has not acknowledged in writing its obligation to indemnify such Fund(s) and Portfolio(s) with respect to such litigation or proceeding. If the Custodian is not permitted to participate or control such litigation or proceeding under applicable law or by a ruling of a court of competent jurisdiction, the applicable Fund(s) and/or Portfolio(s) shall reasonably prosecute such litigation or proceeding. No Fund or Portfolio shall consent to the entry of any judgment or enter into any settlement in any such litigation or proceeding without providing the Custodian with adequate notice of any such settlement or judgment, and without the Custodian's prior written consent. The applicable Fund(s) and/or Portfolio(s) shall submit written evidence to the Custodian with respect to any cost or expense for which they are seeking indemnification in such form and detail as the Custodian may reasonably request.

         Section 5.04. Fund's Right to Proceed. Notwithstanding anything to the contrary contained herein, each Fund or Portfolio shall have, at its election upon reasonable notice to the Custodian, the right to enforce, to the extent permitted by any applicable agreement and applicable law, the Custodian's rights against any Subcustodian, Securities System, Eligible Securities Depository or other Person for any loss, damage or expense caused such Fund or Portfolio by such Subcustodian, Securities System, Eligible Securities Depository or other Person, and shall be entitled to enforce the rights of the Custodian with respect to any claim against such Subcustodian, Securities System, Eligible Securities Depository or other Person, which the Custodian may have as a consequence of any such loss, damage or expense, if and to the extent that such Fund or Portfolio has not been made whole for any such loss or damage. If the Custodian makes such Fund or Portfolio whole for any such loss or damage, the Custodian shall retain the ability to enforce its rights directly against such Subcustodian, Securities System, Eligible Securities Depository or other Person. Upon such Fund's or Portfolio's election to enforce any rights of the Custodian under this Section 5.04, such Fund or Portfolio shall reasonably prosecute all actions and proceedings directly relating to the rights of the Custodian in respect of the loss, damage or expense incurred by such Fund or Portfolio; provided that, so long as such Fund or Portfolio has acknowledged in writing its obligation to indemnify the Custodian under Section
5.03 hereof with respect to such claim, such Fund or Portfolio shall retain the right to settle, compromise and/or terminate any action or proceeding in respect of the loss, damage or expense incurred by such Fund or Portfolio without the Custodian's consent and provided further, that if such Fund or Portfolio has not made an acknowledgment of its obligation to indemnify, such Fund or Portfolio shall not settle, compromise or terminate any such action or proceeding without the written consent of the Custodian, which consent shall not be unreasonably withheld or delayed. The Custodian agrees to cooperate with each Fund or Portfolio and take all actions reasonably requested by such Fund or Portfolio in connection with such Fund or Portfolio's enforcement of any rights of the Custodian. Each Fund or Portfolio agrees to reimburse the Custodian for all reasonable out-of-pocket expenses incurred by the Custodian on behalf of such Fund or Portfolio in connection with the fulfillment of its obligations under this Section 5.04; provided, however, that such reimbursement shall not apply to expenses occasioned by or resulting from the failure of the Custodian to exercise the standard of care set forth in Section 5.01(a) hereof.

                                   ARTICLE VI
                                  COMPENSATION

         On behalf of each of its Portfolios, each Fund shall compensate the Custodian in an amount, and at such times, as may be agreed upon in writing, from time to time, by the Custodian and such Fund.

                                  ARTICLE VI-A
                               SERVICE STANDARDS

         The parties may establish service standards on such terms as shall be agreed upon by the parties in writing from time to time, to be followed by each party in connection with the provision of the services under this Agreement.

                                  ARTICLE VII
                                  TERMINATION

         Section 7.01. Termination of Agreement as to One or More Funds. With respect to each Fund, this Agreement shall continue in full force and effect until the first to occur of: (a) termination by the Custodian by an instrument in writing delivered or mailed to such Fund, such termination to take effect not sooner than ninety (90) days after the date of such delivery; (b) termination by such Fund by an instrument in writing delivered or mailed to the Custodian, such termination to take effect not sooner than thirty (30) days after the date of such delivery; or (c) termination by such Fund by written notice delivered to the Custodian, based upon such Fund's determination that there is a reasonable basis to conclude that the Custodian is insolvent or that the financial condition of the Custodian is deteriorating in any material respect, in which case termination shall take effect upon the Custodian's receipt of such notice or at such later time as such Fund shall designate. In the event of termination pursuant to this Section 7.01 by any Fund (a "Terminating Fund"), each Terminating Fund shall make payment of all accrued fees and unreimbursed expenses with respect to such Terminating Fund within a reasonable time following termination and delivery of a statement to the Terminating Fund setting forth such fees and expenses. Each Terminating Fund shall identify in any notice of termination a successor custodian or custodians to which the cash, securities and other assets of its Portfolios shall, upon termination of this Agreement with respect to such Terminating Fund, be delivered. In the event that no written notice designating a successor custodian shall have been delivered to the Custodian on or before the date when termination of this Agreement as to a Terminating Fund shall become effective, the Custodian may deliver to a bank or trust company doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities and other assets of such Terminating Fund's Portfolios held by the Custodian and all instruments held by the Custodian relative thereto and all other property of the Terminating Fund's Portfolios held by the Custodian under this Agreement. Thereafter, such bank or trust company shall be the successor of the Custodian with respect to such Terminating Fund under this Agreement. In the event that securities and other assets of such Terminating Fund's Portfolios remain in the possession of the Custodian after the date of termination hereof with respect to such Terminating Fund owing to a failure of the Terminating Fund to appoint a successor custodian, the Custodian shall be entitled to compensation for its services in accordance with the fee schedule most recently in effect, for such period as the Custodian retains possession of such securities and other assets, and the provisions of this Agreement relating to the duties and obligations of the Custodian and the Terminating Fund shall remain in full force and effect. In the event of the appointment of a successor custodian, it is agreed that the cash, securities and other property owned by a Terminating Fund and held by the Custodian, any Subcustodian or nominee shall be delivered to the successor custodian; and the Custodian agrees to promptly and reasonably cooperate with such Terminating Fund in the execution of documents and performance of other actions necessary or desirable in order to substitute the successor custodian for the Custodian under this Agreement.

         Section 7.02. Termination as to One or More Portfolios. This Agreement may be terminated as to one or more of a Fund's Portfolios (but less than all of its Portfolios) by delivery by a Fund, on behalf of its Portfolios, to the Custodian of an amended Appendix A deleting such Portfolios pursuant to Section 9.07(b) hereof, in which case termination as to such deleted Portfolios shall take effect thirty (30) days after the date of such delivery. The execution and delivery of an amended Appendix A which deletes one or more Portfolios shall constitute a termination of this Agreement only with respect to such deleted Portfolio(s), shall be governed by the preceding provisions of Section 7.01 as to the identification of a successor custodian and the delivery of cash, securities and other assets of the Portfolios so deleted, and shall not affect the obligations of the Custodian and any Fund hereunder with respect to the other Portfolios set forth in Appendix A, as amended from time to time.

                                 ARTICLE VIII
                                 DEFINED TERMS

         The following terms are defined in the following sections:

        Term                                                Section
        ----                                                -------

        Account                                             2.23(a)(1)
        ADRs                                                2.06
        Additional Custodian(s)                             2.24(a)
        Authorized Person(s)                                3.02
        Bank Account(s)                                     2.22(a)
        Banking Institution(s)                              2.12
        Bank Loans                                          2.15
        Broker's Futures Margin Account(s)                  2.10
        Business Day                                        2.16(b)
        Custodian                                           Preamble
        Disaster Recovery Plan                              5.01(b)
        Distribution Account(s)                             2.17
        Domestic Subcustodian(s)                            4.01
        Eligible Securities Depository                      2.23(b)
        Financing Documents                                 2.15
        Foreign Subcustodian(s)                             4.02(a)(i)
        Fund(s)                                             Preamble
        Fund of Funds Portfolio(s)                          2.02(c)
        Fund of Funds Portfolio Control Procedures          2.02(c)(ii)
        Fund of Funds Portfolio Purchase Instructions       2.03(v)
        Fund of Funds Portfolio Sell Instructions           2.05(iv)
        Futures Custody Agreement                           2.10
        Institutional Client(s)                             2.03
        Interest Bearing Deposit(s)                         2.12
        Interim Subcustodian(s)                             4.02(b)
        Loan Payment(s)                                     2.16(b)
        MFS                                                 2.02(c)
        Overdraft(s)                                        2.29
        Overdraft Notice                                    2.29
        Person                                              5.01(b)
        Portfolio(s)                                        Preamble
        Proper Instructions                                 3.01(a)
        SEC                                                 2.23(a)
        Securities System(s)                                2.23(a)
        Shares                                              2.17
        Special Instructions                                3.01(b)
        Special Subcustodian(s)                             4.03
        Subcustodian(s)                                     Article IV
        Terminating Fund                                    7.01
        Transfer Agent Account(s)                           2.22(c)
        Underlying Fund(s)                                  2.02(c)
        Underlying Fund Transfer Agent                      2.02(c)
        Uniform Commercial Code                             2.02(a)
        1940 Act                                            Preamble

                                  ARTICLE IX
                                 MISCELLANEOUS

         Section 9.01. Execution of Documents, Etc.

         (a) Actions by each Fund. Upon request, each Fund shall execute and deliver to the Custodian such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the Custodian or any Subcustodian of their respective obligations to such Fund under this Agreement or any applicable subcustodian agreement with respect to such Fund, provided that the exercise by the Custodian or any Subcustodian of any such rights shall in all events be in compliance with the terms of this Agreement.

         (b) Actions by Custodian. Upon receipt of Proper Instructions, the Custodian shall execute and deliver to each applicable Fund or to such other parties as such Fund(s) may designate in such Proper Instructions, all such documents, instruments or agreements as may be reasonable and necessary or desirable in order to effectuate any of the transactions contemplated hereby.

         Section 9.02. Representative Capacity; Nonrecourse Obligations. A COPY OF THE DECLARATION OF TRUST OR OTHER ORGANIZATIONAL DOCUMENT OF EACH FUND THAT IS ORGANIZED AS A MASSACHUSETTS BUSINESS TRUST IS ON FILE WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS, AND NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT IS NOT EXECUTED ON BEHALF OF THE MEMBERS OF THE BOARD OF TRUSTEES OR MEMBERS OF THE BOARD OF MANAGERS OF ANY FUND AS INDIVIDUALS, AND THE OBLIGATIONS OF THIS AGREEMENT ARE NOT BINDING UPON ANY OF THE TRUSTEES, MANAGERS, OFFICERS, SHAREHOLDERS OR PARTNERS OF ANY FUND INDIVIDUALLY, BUT ARE BINDING ONLY UPON THE ASSETS AND PROPERTY OF EACH FUND'S RESPECTIVE PORTFOLIOS. THE CUSTODIAN AGREES THAT NO SHAREHOLDER, TRUSTEE, MANAGER, OFFICER OR PARTNER OF ANY FUND MAY BE HELD PERSONALLY LIABLE OR RESPONSIBLE FOR ANY OBLIGATIONS OF ANY FUND ARISING OUT OF THIS AGREEMENT.

         Section 9.03. Several Obligations of the Funds and the Portfolios. WITH RESPECT TO ANY OBLIGATIONS OF A FUND ON BEHALF OF ANY OF ITS PORTFOLIOS ARISING OUT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE OBLIGATIONS ARISING UNDER SECTIONS 2.29, 5.03, 5.04 AND ARTICLE VI HEREOF, THE CUSTODIAN SHALL LOOK FOR PAYMENT OR SATISFACTION OF ANY OBLIGATION SOLELY TO THE ASSETS AND PROPERTY OF THE PORTFOLIO TO WHICH SUCH OBLIGATION RELATES AS THOUGH EACH FUND HAD SEPARATELY CONTRACTED WITH THE CUSTODIAN BY SEPARATE WRITTEN INSTRUMENT WITH RESPECT TO EACH OF ITS PORTFOLIOS. CONSISTENT WITH THE FOREGOING, THE OBLIGATIONS OF EACH FUND AND PORTFOLIO UNDER THIS AGREEMENT ARE SEVERAL AND NEITHER JOINT NOR JOINT AND SEVERAL.

         Section 9.04. Representations and Warranties.

         (a) Representations and Warranties of Each Fund. Each Fund hereby severally and not jointly represents and warrants that each of the following shall be true, correct and complete with respect to it at all times during the term of this Agreement: (i) the Fund is duly organized under the laws of its jurisdiction of organization and is registered as an open-end or closed-end management investment company under the 1940 Act; and (ii) the execution, delivery and performance by the Fund of this Agreement on behalf of each applicable Portfolio are (w) within its power, (x) have been duly authorized by all necessary action, and (y) will not (A) contribute to or result in a breach of or default under or conflict with any existing law, order, regulation or ruling of any governmental or regulatory agency or authority, or (B) violate any provision of the Fund's corporate charter, Declaration of Trust or other organizational document, or bylaws, or any amendment thereof or any provision of its most recent Prospectus or Statement of Additional Information.

         (b) Representations and Warranties of the Custodian. The Custodian hereby represents and warrants to each Fund that each of the following shall be true, correct and complete at all times during the term of this Agreement: (1) the Custodian is duly organized under the laws of its jurisdiction of organization and qualifies to act as a custodian to open-end and closed-end management investment companies under the provisions of the 1940 Act; (ii) the execution, delivery and performance by the Custodian of this Agreement are (w) within its power, (x) have been duly authorized by all necessary action, and
(y) will not (A) contribute to or result in a breach of or default under or conflict with any existing law, order, regulation or ruling of any governmental or regulatory agency or authority, or (B) violate any provision of the Custodian's corporate charter, or other organizational document, or bylaws, or any amendment thereof, (iii) the Custodian is a "Qualified Foreign Bank" (as defined in Rule 17f-5), a "U.S. Bank" (as defined in Rule 17f-5) or an entity which by order of the SEC or by no-action letter of the staff of the SEC is exempt from meeting the requirements of an "Eligible Foreign Custodian" (as set forth in Rule 17f-5), (iv) the Custodian qualifies as a "Primary Custodian" (as defined in Rule 17f-7) and accepts the responsibilities thereof with respect to the Funds and Portfolios, (iv) the Custodian has entered into policies, bonds or similar arrangements which provide the types and minimum amounts of insurance and related coverage set forth in Section 2.30 hereof and such policies, bonds or similar arrangements are in full force and effect; and (v) the Custodian shall maintain and keep current a Disaster Recovery Plan and the capacity to execute such Disaster Recovery Plan; however, the Custodian does not make any representation or warranty that, notwithstanding the Custodian's fulfillment of its obligation of due care, for every disaster or business disruption (x) such plan will be successfully implemented or (y) such plan, if implemented, will be sufficient and appropriate to avoid, deter or mitigate the disaster or business disruption.

         Section 9.05. Application of SEC Rules; Interpretation of Agreement in Accordance with SEC or SEC Staff Guidance. To the extent this Agreement refers to Rule 17f-5, Rule 17f-6, Rule 17f-7, or any other rule promulgated by the SEC under the federal securities laws, including the 1940 Act, this Agreement shall be deemed to refer to those rules only to the extent relevant to this Agreement and shall be interpreted in accordance with those rules to the extent relevant as they may be amended or restated from time to time or otherwise interpreted or modified in accordance with relevant SEC or SEC staff guidance. This Agreement, including the duties and obligations of the Custodian hereunder, shall be interpreted in accordance with the applicable requirements of the federal securities laws, as such laws may be interpreted or modified from time to time in accordance with relevant SEC or SEC staff guidance.

         Section 9.06. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the Fund, on the one hand, and the Custodian, on the other, with respect to the subject matter hereof and accordingly, supersedes as of the effective date of this Agreement any custodian agreement heretofore in effect between each Fund and the Custodian.

         Section 9.07. Waivers and Amendments. No provision of this Agreement may be waived, amended or terminated except by a statement in writing signed by the party against which enforcement of such waiver, amendment or termination is sought; provided, however: (a) Appendix A listing the Portfolios of each Fund for which the Custodian serves as custodian may be amended from time to time to add one or more Portfolios for one or more Funds, by each applicable Fund's execution and delivery to the Custodian of an amended Appendix A, and the execution of such amended Appendix by the Custodian, in which case such amendment shall take effect immediately upon execution by the Custodian; (b) Appendix A may be amended from time to time to delete one or more Portfolios (but less than all of the Portfolios) of one or more of the Funds, by each applicable Fund's execution and delivery to the Custodian of an amended Appendix A, in which case such amendment shall take effect thirty (30) days after such delivery, unless otherwise agreed by the Custodian and each applicable Fund in writing; (c) Appendix B listing Foreign Subcustodians, Eligible Securities Depositories, Special Subcustodians and Additional Custodians approved by any Fund may be amended from time to time to add or delete one or more Foreign Subcustodians, Eligible Securities Depositories, Special Subcustodians or Additional Custodians for a Fund or Funds by either party's execution and delivery to the other party hereto of an amended Appendix B, in which case such amendment shall take effect immediately upon execution by the other party hereto; (d) Appendix C setting forth the procedures relating to the Custodian's security interest with respect to each Fund may be amended only by an instrument in writing executed by each applicable Fund and the Custodian;
(e) Appendix D listing the Fund of Funds Portfolios for which the Custodian serves as custodian may be amended from time to time to add or delete one or more of the Fund of Funds Portfolios, by each applicable Fund's or Portfolio's execution and delivery to the Custodian of an amended Appendix D, and the execution of such amended Appendix by the Custodian, in which case such amendment shall take effect immediately upon execution by the Custodian; (f) Appendix E attached hereto listing the Transfer Agent Accounts for which the Custodian serves as custodian may be amended from time to time to add or delete one or more Bank Accounts by each applicable fund's or Portfolio's execution and delivery to the Custodian of an amended Appendix E and the execution of such amended Appendix by the Custodian, in which case such amendment shall take effect immediately upon execution by the Custodian; and (g) service standards pursuant to Article VI may be amended only by an instrument in writing executed by each applicable Fund and the Custodian.

         Section 9.08. Interpretation. For avoidance of doubt, the parties hereby agree that references in this Agreement to a "security" or to "securities" are deemed to refer to "securities and other assets including Bank Loans" unless the context otherwise requires. In addition, in connection with the operation of this Agreement, the Custodian and any Fund may agree in writing from time to time on such provisions interpretative of or in addition to the provisions of this Agreement with respect to such Fund as may in their joint opinion be consistent with the general tenor of this Agreement. No interpretative or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement or affect any other Fund.

         Section 9.09. Captions. Headings contained in this Agreement, which are included as convenient references only, shall have no bearing upon the interpretation of the terms of the Agreement or the obligations of the parties hereto.

         Section 9.10. Governing Law. Insofar as any question or dispute may arise in connection with the custodianship of foreign securities pursuant to an agreement with a Foreign Subcustodian that is governed by the laws of the State of New York, the provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of New York, provided that in all other instances this Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, in each case without giving effect to principles of conflicts of law.

         Section 9.11. Notices. Except in the case of Proper Instructions or Special Instructions, notices and other writings contemplated by this Agreement shall be delivered by hand or by facsimile transmission (provided that in the case of delivery by facsimile transmission, notice shall also be mailed postage prepaid to the parties at the following addresses:

         (a) If to any Fund:

             [Trust Name]
             c/o Massachusetts Financial Services Company
             500 Boylston Street
             Boston, MA  02116
             Attn: Treasurer of the MFS Funds
             Telephone: 617-954-5000

         (b) If to the Custodian:

             JPMorganChase Bank, N.A.
             270 Park Avenue
             New York, New York
             Attn:    Legal Department
             Telefax: 212-383-0249

or to such other address as a Fund or the Custodian may have designated in writing to the other.

         Section 9.12. Assignment. This Agreement shall be binding on and shall inure to the benefit of each Fund severally and the Custodian and their respective successors and assigns, provided that, subject to the provisions of
Section 7.01 hereof, neither the Custodian nor any Fund may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party.

         Section 9.13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. With respect to each Fund, this Agreement shall become effective when one or more counterparts have been signed and delivered by such Fund and the Custodian.

         Section 9.14. Consent to Recording. Subject to Section 9.14, each Fund and the Custodian hereby agree that each may electronically record all telephonic conversations between them and that any such recordings may be submitted in evidence in any proceedings relating to this Agreement.

         Section 9.15. Confidentiality: Survival of Obligations. The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior written consent of such providing party. During the term of this Agreement, the Custodian agrees that it will maintain and enforce policies and procedures which prohibit the Custodian and its employees from engaging in securities transactions based on knowledge of the portfolio holdings of any Portfolio. While it is not contemplated by the terms of this Agreement that the Custodian will receive or have access to Fund or Portfolio shareholder information, in the unlikely event that the Custodian is provided with this information by the Fund, intentionally or otherwise, the Custodian is familiar with Regulation S-P and agrees not to disclose or use non-public personal information about Fund or Portfolio shareholders except in accordance with Regulation S-P and, if known to the Custodian, the Funds' applicable privacy policies. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed to any bank examiner, regulator or its staff by the Custodian or any Subcustodian, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. The provisions of this Section 9.15 and Sections 9.01, 9.02, 9.03, 9.10, Section 2.26, Section 2.29, Section 7.01, Article V and Article VI hereof and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

         9.16 Custodian Provides Diverse Financial Services and May Generate Profits as a Result. The Funds acknowledge that Custodian or its affiliates may have a material interest in transactions entered into by the Funds with respect to the Funds accounts or that circumstances are such that Custodian may have a potential conflict of duty or interest. For example, Custodian or its affiliates may act as a market maker in the financial assets to which Proper Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such financial assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of the financial assets; or earn profits from any of these activities. The Funds further acknowledges that Custodian or its affiliates may be in possession of information tending to show that the Proper Instructions received may not be in the best interests of the Funds or any Portfolio but that Custodian is not under any duty to disclose any such information.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and behalf on the day and year first above written.

Each of the Investment Companies listed on      JPMorgan Chase Bank, N.A.
Appendix A Attached Hereto, on Behalf of each of Their Respective Portfolios


By:     MARIA F. DWYER                    By:     ELLEN E. CRANE
        -----------------------------             ------------------------------
Name:   Maria F. Dwyer                    Name:   Ellen E. Crane
        -----------------------------             ------------------------------
Title:  President                         Title:  Vice President
        -----------------------------             ------------------------------

                                   APPENDIX A

                                       TO

                              CUSTODIAN AGREEMENT

                                    BETWEEN

         JPMORGAN CHASE BANK, N.A. AND EACH OF THE INVESTMENT COMPANIES

                         Dated as of November 13, 2006

--------------------------------------------------------------------------------

      TRUST                 FUND (FYE)*
--------------------------------------------------------------------------------
Stand Alone Trusts          Massachusetts Investors Growth Stock Fund (11/30)
                            MFS Growth Opportunities Fund (12/31)

--------------------------------------------------------------------------------
MFS Series Trust II         MFS Emerging Growth Fund (11/30)

--------------------------------------------------------------------------------
MFS Series Trust III        MFS High Income Fund (1/31)
                            MFS High Yield Opportunities (1/31)
                            MFS Municipal High Income Fund (1/31)

--------------------------------------------------------------------------------
MFS Series Trust IV         MFS Government Money Market Fund (8/31)
                            MFS Money Market Fund (8/31)
                            MFS Mid Cap Growth Fund (8/31)
                            MFS Municipal Bond Fund (8/31)

--------------------------------------------------------------------------------
MFS Series Trust V          MFS International New Discovery Fund (9/30)
                            MFS Research Fund (9/30)
                            MFS Total Return Fund (9/30)

--------------------------------------------------------------------------------
MFS Series Trust VI         MFS Global Equity Fund (10/31)
                            MFS Global Total Return Fund (10/31)
                            MFS Utilities Fund (10/31)

--------------------------------------------------------------------------------
MFS Series Trust VII        MFS Capital Opportunities Fund (11/30)

--------------------------------------------------------------------------------
MFS Series Trust VIII       MFS Global Growth Fund (10/31)
                            MFS Strategic Income Fund (10/31)

--------------------------------------------------------------------------------
MFS Series Trust IX         MFS Bond Fund (4/30)
                            MFS Intermediate Investment Grade Bond Fund (4/30)
                            MFS Inflation Adjusted Bond Fund (10/31)
                            MFS Limited Maturity Fund (4/30)
                            MFS Municipal Limited Maturity Fund (4/30)
                            MFS Research Bond Fund (4/30)
                            MFS Research Bond Fund J (4/30)

--------------------------------------------------------------------------------
MFS Series Trust XIII       MFS Government Securities Fund (2/28)
                            MFS Diversified Income Fund (2/28)

--------------------------------------------------------------------------------
MFS Municipal Series Trust  MFS Alabama Municipal Bond Fund (3/31)
                            MFS Arkansas Municipal Bond Fund (3/31)
                            MFS California Municipal Bond Fund (3/31)
                            MFS Florida Municipal Bond Fund (3/31)
                            MFS Georgia Municipal Bond Fund (3/31)
                            MFS Maryland Municipal Bond Fund (3/31)
                            MFS Massachusetts Municipal Bond Fund (3/31)
                            MFS Mississippi Municipal Bond Fund (3/31)
                            MFS Municipal Income Fund (3/31)
                            MFS New York Municipal Bond Fund (3/31)
                            MFS North Carolina Municipal Bond Fund (3/31)
                            MFS Pennsylvania Municipal Bond Fund (3/31)
                            MFS South Carolina Municipal Bond Fund (3/31)
                            MFS Tennessee Municipal Bond Fund (3/31)
                            MFS Virginia Municipal Bond Fund (3/31)
                            MFS West Virginia Municipal Bond Fund (3/31)

--------------------------------------------------------------------------------
MFS Institutional Trust     MFS Institutional Int'l. Equity Fund (6/30)
                            MFS Institutional Int'l. Research Equity Fund (6/30)
                            MFS Institutional Large Cap Value Fund (6/30)

--------------------------------------------------------------------------------

--------------
* Funds are to be transitioned to JPMorgan Chase Bank N.A. at fiscal-year end or semi-annual period end, or such other date as determined between the parties.

                                   APPENDIX B

                                       TO

                              CUSTODIAN AGREEMENT

                                    BETWEEN

              JPMORGAN CHASE BANK, N.A. AND EACH OF THE INVESTMENT

                     COMPANIES LISTED ON APPENDIX A THERETO

DATED AS OF November 13, 2006 The following is a list of Additional Custodians, Special Subcustodians, Foreign Subcustodians and Eligible Securities Depositories under the Custodian Agreement dated as of November 13, 2006 (the "Custodian Agreement"):

A. Additional Custodians - Not applicable.

B. Special Subcustodians

       The Bank of New York

C. Foreign Subcustodians

AGENT AND CASH NETWORK

----------------------------------------------------------------------------------------------------------------------
COUNTRY                 SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
----------------------------------------------------------------------------------------------------------------------
ARGENTINA               HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                        Florida 201, 7th Floor                          Buenos Aires
                        1005 Buenos Aires
                        ARGENTINA
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA               JPMorgan Chase Bank, N.A.**                     Australia and New Zealand Banking Group Ltd.
                        Level 37                                        Melbourne
                        AAP Center 259, George Street
                        Sydney NSW 2000
                        AUSTRALIA
----------------------------------------------------------------------------------------------------------------------
AUSTRIA                 Bank Austria Creditanstalt AG                   J.P. Morgan AG
                        Julius Tandler Platz - 3                        Frankfurt
                        A-1090 Vienna
                        AUSTRIA
----------------------------------------------------------------------------------------------------------------------
BAHRAIN                 HSBC Bank Middle East Limited                   National Bank of Bahrain
                        1st Floor, Building No 2505, Road No 2832       Manama
                        Al Seef 428
                        BAHRAIN
----------------------------------------------------------------------------------------------------------------------
BANGLADESH              Standard Chartered Bank                         Standard Chartered Bank
                        18-20 Motijheel C.A                             Dhaka
                        Box 536
                        Dhaka-1000
                        BANGLADESH
----------------------------------------------------------------------------------------------------------------------
BELGIUM                 Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                        Rokin 55                                        Frankfurt
                        1012KK Amsterdam
                        THE NETHERLANDS
----------------------------------------------------------------------------------------------------------------------
BERMUDA                 The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                        6 Front Street                                  Hamilton
                        Hamilton HMDX
                        BERMUDA
----------------------------------------------------------------------------------------------------------------------
BOTSWANA                Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                        Barclays House, Khama Crescent                  Gaborone
                        Gaborone
                        BOTSWANA
----------------------------------------------------------------------------------------------------------------------
BRAZIL                  HSBC Bank Brasil S.A. Banco Multiplo            HSBC Bank Brasil S.A. Banco Multiplo
                        Avenida Brigadeiro Faria Lima 3064, 2nd Floor   Sao Paulo
                        Sao Paulo, SP 01451-000
                        BRAZIL
----------------------------------------------------------------------------------------------------------------------
BULGARIA                ING Bank N.V.                                   ING Bank N.V.
                        Sofia Branch                                    Sofia
                        12 Emil Bersinski Street
                        Ivan Vazov Region
                        1408 Sofia
                        BULGARIA
----------------------------------------------------------------------------------------------------------------------
CANADA                  Canadian Imperial Bank of Commerce              Royal Bank of Canada
                        Commerce Court West                             Toronto
                        Security Level
                        Toronto, Ontario M5L 1G9
                        CANADA
----------------------------------------------------------------------------------------------------------------------
                        Royal Bank of Canada                            Royal Bank of Canada
                        200 Bay Street, Suite 1500                      Toronto
                        15th Floor
                        Royal Bank Plaza, North Tower
                        Toronto Ontario M5J 2J5
                        CANADA
----------------------------------------------------------------------------------------------------------------------
CHILE                   Citibank, N.A.                                  Citibank, N.A
                        Av. Andres Bello 2687 5th Floor                 Santiago
                        Las Condes
                        Santiago
                        CHILE
----------------------------------------------------------------------------------------------------------------------
CHINA - SHANGHAI        The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                        Corporation Limited                             New York (for B-Share Market)
                        35/F, HSBC Tower
                        1000 Lujiazui Ring Road                         The Hongkong and Shanghai Banking
                        Pudong                                          Corporation Limited
                        Shanghai 200120                                 Shanghai (for A-Share Market)
                        THE PEOPLE'S REPUBLIC OF CHINA
----------------------------------------------------------------------------------------------------------------------
CHINA - SHENZHEN        The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                        Corporation Limited                             Hong Kong (for B-Share Market)
                        35/F, HSBC Tower
                        1000 Lujiazui Ring Road                         The Hongkong and Shanghai Banking
                        Pudong                                          Corporation Limited
                        Shanghai 200120                                 Shanghai (for A-Share Market)
                        THE PEOPLE'S REPUBLIC OF CHINA
----------------------------------------------------------------------------------------------------------------------
COLOMBIA                Santander Investment Trust Colombia S.A.        Santander Investment Trust Colombia S.A.
                        Calle 12, No. 7-32, Piso 3                      Bogota
                        Bogota
                        COLOMBIA
----------------------------------------------------------------------------------------------------------------------
CROATIA                 Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                        Savska c.28                                     Zagreb
                        10000 Zagreb
                        CROATIA
----------------------------------------------------------------------------------------------------------------------
CYPRUS                  The Cyprus Popular Bank Ltd.                    The Cyprus Popular Bank Ltd.
                        154 Limassol Avenue                             Nicosia
                        P.O. Box 22032
                        CY-1598 Nicosia
                        CYPRUS
----------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC          HVB Bank Czech Republic a.s.                    Ceskoslovenska obchodni banka, a.s.
                        Revolucni 7                                     Prague
                        110 05 Prague 1
                        CZECH REPUBLIC
----------------------------------------------------------------------------------------------------------------------
DENMARK                 Danske Bank A/S                                 Nordea Bank Danmark A/S
                        2-12 Holmens Kanal                              Copenhagen
                        DK 1092 Copenhagen K
                        DENMARK
----------------------------------------------------------------------------------------------------------------------
EGYPT                   Citibank, N.A.                                  Citibank, N.A.
                        4 Ahmed Pasha Street                            Cairo
                        Garden City
                        Cairo
                        EGYPT
----------------------------------------------------------------------------------------------------------------------
ESTONIA                 Hansabank                                       Esti Uhispank
                        Liivalaia 8                                     Tallinn
                        EE0001 Tallinn
                        ESTONIA
----------------------------------------------------------------------------------------------------------------------
FINLAND                 Skandinaviska Enskilda Banken AB (publ)         J.P. Morgan AG
                        Unioninkatu 30                                  Frankfurt
                        FIN-00101 Helsinki
                        FINLAND
----------------------------------------------------------------------------------------------------------------------
FRANCE                  BNP Paribas Securities Services S.A.            J.P. Morgan AG
                        Ref 256                                         Frankfurt
                        BP 141
                        3, Rue D'Antin
                        75078 Paris
                        Cedex 02
                        FRANCE
----------------------------------------------------------------------------------------------------------------------
                        Societe Generale                                J.P. Morgan AG
                        50 Boulevard Haussman                           Frankfurt
                        75009 Paris
                        FRANCE
----------------------------------------------------------------------------------------------------------------------
GERMANY                 Deutsche Bank AG                                J.P. Morgan AG
                        Alfred-Herrhausen-Allee 16-24                   Frankfurt
                        D-65760 Eschborn
                        GERMANY
----------------------------------------------------------------------------------------------------------------------
                        J.P. Morgan AG#**                               J.P. Morgan AG
                        Junghofstrasse 14                               Frankfurt
                        60311 Frankfurt am Main
                        GERMANY
                        # For local German custody clients only.
----------------------------------------------------------------------------------------------------------------------
GHANA                   Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                        Barclays House, High Street                     Accra
                        Accra
                        GHANA
----------------------------------------------------------------------------------------------------------------------
GREECE                  HSBC Bank plc                                   J.P. Morgan AG
                        Messogion 109-111                               Frankfurt
                        11526 Athens
                        GREECE
----------------------------------------------------------------------------------------------------------------------
HONG KONG               The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                        Corporation Limited                             Hong Kong
                        36th Floor, Sun Hung Kai Centre
                        30 Harbour Road
                        Wan Chai
                        HONG KONG
----------------------------------------------------------------------------------------------------------------------
HUNGARY                 Deutsche Bank Zrt.                              ING Bank Rt.
                        Hold utca 27                                    Budapest
                        H-1054 Budapest
                        HUNGARY
----------------------------------------------------------------------------------------------------------------------
ICELAND                 Glitnir banki hf.                               Glitnir banki hf.
                        Kirkjusandur 2                                  Reykjavik
                        155 Reykjavik
                        ICELAND
----------------------------------------------------------------------------------------------------------------------
INDIA                   The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                        Corporation Limited                             Corporation Limited
                        Sudam Kalu Ahire Marg,                          Mumbai
                        Worli Mumbai 400 030
                        INDIA
----------------------------------------------------------------------------------------------------------------------
                        Standard Chartered Bank                         Standard Chartered Bank
                        23-25 Mahatma Ghandi Road                       Mumbai
                        Mumbai 400 001
                        INDIA
----------------------------------------------------------------------------------------------------------------------
INDONESIA               The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                        Corporation Limited                             Corporation Limited
                        Menara Mulia 19th Floor                         Jakarta
                        Jalan Jendral Gatot Subroto Kav 9-11
                        Jakarta 12930
                        INDONESIA
----------------------------------------------------------------------------------------------------------------------
IRELAND                 Bank of Ireland                                 J.P. Morgan AG
                        New Century House                               Frankfurt
                        Mayor Street Lower
                        International Financial Services Centre
                        Dublin 1
                        IRELAND
----------------------------------------------------------------------------------------------------------------------
ISRAEL                  Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                        35, Yehuda Halevi Street                        Tel Aviv
                        61000 Tel Aviv
                        ISRAEL
----------------------------------------------------------------------------------------------------------------------
ITALY                   Banca Intesa Spa                                J.P. Morgan AG
                        6, Piazza della Scala                           Frankfurt
                        20121 Milan
                        ITALY
----------------------------------------------------------------------------------------------------------------------
IVORY COAST             Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                        5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                        Abidjan 01
                        IVORY COAST
----------------------------------------------------------------------------------------------------------------------
*JAMAICA*               FirstCaribbean International Securities         FirstCaribbean International Securities
                        Limited                                         Limited
                        23-27 Knutsford Blvd.                           Kingston
                        Kingston 10
                        JAMAICA
----------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
----------------------------------------------------------------------------------------------------------------------
JAPAN                   Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank, N.A.
                        6-7 Nihonbashi-Kabutocho                        Tokyo
                        Chuo-Ku
                        Tokyo 103
                        JAPAN
----------------------------------------------------------------------------------------------------------------------
                        The Bank of Tokyo-Mitsubishi UFJ, Limited       JPMorgan Chase Bank, N.A.
                        3-2 Nihombashi Hongkucho 1-chome                Tokyo
                        Chuo-ku
                        Tokyo 103
                        JAPAN
----------------------------------------------------------------------------------------------------------------------
JORDAN                  Arab Bank Plc                                   Arab Bank Plc
                        P O Box 950544-5                                Amman
                        Amman
                        Shmeisani
                        JORDAN
----------------------------------------------------------------------------------------------------------------------
KAZAKHSTAN              SB HSBC Bank Kazakhstan JSC                     SB HSBC Bank Kazakhstan JSC
                        43 Dostyk Avenue                                Almaty
                        Almaty  050010
                        KAZAKHSTAN
----------------------------------------------------------------------------------------------------------------------
KENYA                   Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                        c/o Barclaytrust Investment Services &          Nairobi
                        Limited
                        Mezzanine 3, Barclays Plaza, Loita Street
                        Nairobi
                        KENYA
----------------------------------------------------------------------------------------------------------------------
KUWAIT                  HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                        G/1/2 Floors                                    Safat
                        Kharafi Tower, Qibla Area
                        Osama Bin Munkez Street
                        Safat 13017
                        KUWAIT
----------------------------------------------------------------------------------------------------------------------
LATVIA                  Hansabanka                                      Hansabanka
                        Balasta dambis 1a                               Riga
                        Riga, LV-1048
                        LATVIA
----------------------------------------------------------------------------------------------------------------------
LEBANON                 HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                        HSBC Main Building                              New York
                        Riad El Solh, P.O. Box 11-1380
                        1107-2080 Beirut
                        LEBANON
----------------------------------------------------------------------------------------------------------------------
LITHUANIA               SEB Vilniaus Bankas                             SEB Vilniaus Bankas
                        12 Gedimino pr.                                 Vilnius
                        LT 2600 Vilnius
                        LITHUANIA
----------------------------------------------------------------------------------------------------------------------
LUXEMBOURG              Fortis Banque Luxembourg S.A.                   J.P. Morgan AG
                        50 Avenue J.F. Kennedy                          Frankfurt
                        L-2951
                        LUXEMBOURG
----------------------------------------------------------------------------------------------------------------------
MALAYSIA                HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                        2 Leboh Ampang                                  Kuala Lumpur
                        50100 Kuala Lumpur
                        MALAYSIA
----------------------------------------------------------------------------------------------------------------------
MALTA                   HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                        233 Republic Street                             Valletta
                        Valletta VLT 05
                        MALTA
----------------------------------------------------------------------------------------------------------------------
MAURITIUS               The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                        Corporation Limited                             Corporation Limited
                        5/F Les Cascades Building                       Port Louis
                        Edith Cavell Street
                        Port Louis
                        MAURITIUS
----------------------------------------------------------------------------------------------------------------------
MEXICO                  Banco Nacional de Mexico, S.A.                  BBVA Bancomer, S.A.
                        Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                        Colonia Santa Fe
                        01210 Mexico, D.F.
                        MEXICO
----------------------------------------------------------------------------------------------------------------------
MOROCCO                 Attijariwafa Bank S.A.                          Attijariwafa Bank S.A.
                        163 avenue Hassan II                            Casablanca
                        Casablanca 20000
                        MOROCCO
----------------------------------------------------------------------------------------------------------------------
NAMIBIA                 Standard Bank Namibia Limited                   Standard Bank of Namibia Limited
                        Mutual Platz                                    Windhoek
                        Cnr. Stroebel and Post Streets
                        P.O.Box 3327
                        Windhoek
                        NAMIBIA
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS             KAS Bank N.V.                                   J.P. Morgan AG
                        Spuistraat 172                                  Frankfurt
                        1012 VT Amsterdam
                        NETHERLANDS
----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND             National Australia Bank Limited                 Westpac Banking Corporation
                        National Nominees Limited                       Wellington
                        Level 2 BNZ Tower
                        125 Queen Street
                        Auckland
                        NEW ZEALAND
----------------------------------------------------------------------------------------------------------------------
*NIGERIA*               Stanbic Bank Nigeria Limited                    The Standard Bank of South Africa Limited
                        Plot 688                                        Johannesburg
                        Amodu Tijani Street
                        Victoria Island
                        Lagos
                        NIGERIA
----------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
----------------------------------------------------------------------------------------------------------------------
NORWAY                  DnB NOR Bank ASA                                Nordea Bank Norge ASA
                        Stranden 21                                     Oslo
                        PO Box 1171 Sentrum
                        N-0107 Oslo
                        NORWAY
----------------------------------------------------------------------------------------------------------------------
OMAN                    HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                        Bait Al Falaj Main Office                       Ruwi
                        Ruwi PC 112
                        OMAN
----------------------------------------------------------------------------------------------------------------------
PAKISTAN                Citibank, N.A.                                  Citibank, N.A.
                        AWT Plaza                                       Karachi
                        I.I. Chundrigar Road
                        Karachi 74200
                        PAKISTAN
----------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank AG                                Deutsche Bank AG
                        Unitowers                                       Karachi
                        I.I. Chundrigar Road
                        Karachi 74200
                        PAKISTAN
----------------------------------------------------------------------------------------------------------------------
                        Standard Chartered Bank                         Standard Chartered Bank
                        Box 4896                                        Karachi
                        Ismail Ibrahim Chundrigar Road
                        Karachi 74000
                        PAKISTAN
----------------------------------------------------------------------------------------------------------------------
PANAMA                  HSBC Bank (Panama) S.A.                         HSBC Bank (Panama) S.A.
                        Plaza HSBC Building, 9th Floor                  Panama City
                        Aquilino de la Guardia Street and 47th Street
                        Panama City
                        PANAMA
----------------------------------------------------------------------------------------------------------------------
PERU                    Citibank del Peru S.A.                          Banco de Credito del Peru
                        Camino Real 457                                 Lima
                        Torre Real - 5th Floor
                        San Isidro, Lima 27
                        PERU
----------------------------------------------------------------------------------------------------------------------
PHILIPPINES             The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                        Corporation Limited                             Corporation Limited
                        30/F Discovery Suites                           Manila
                        25 ADB Avenue
                        Ortigas Center
                        Pasig City, Manila
                        PHILIPPINES
----------------------------------------------------------------------------------------------------------------------
POLAND                  Bank Handlowy w. Warszawie S.A.                 Bank Rozwoju Eksportu S.A.
                        ul. Senatorska 16                               Warsaw
                        00-923 Warsaw 55
                        POLAND
----------------------------------------------------------------------------------------------------------------------
PORTUGAL                Banco Espirito Santo, S.A                       J.P. Morgan AG
                        7th floor                                       Frankfurt
                        Rua Castilho, 26
                        1250-069 Lisbon
                        PORTUGAL
----------------------------------------------------------------------------------------------------------------------
QATAR                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                        810 Abdulla Bin Jassim Street                   Doha
                        P. O. Box 57
                        Doha
                        QATAR
----------------------------------------------------------------------------------------------------------------------
ROMANIA                 ING Bank N.V.                                   ING Bank N.V.
                        13-15 Kiseleff Avenue                           Bucharest
                        011342 Bucharest 1
                        ROMANIA
----------------------------------------------------------------------------------------------------------------------
*RUSSIA*                J.P. Morgan Bank International**                JPMorgan Chase Bank, N.A.
                        (Limited Liability Company)                     New York
                        Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                        Paveletskaya Square                             Account)
                        113054 Moscow
                        RUSSIA
----------------------------------------------------------------------------------------------------------------------
                        ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank, N.A.
                        (Closed Joint Stock Company)                    New York
                        36 Krasnoproletarskaya ulitsa                   A/C JPMorgan Chase Bank London (USD NOSTRO
                        127473 Moscow                                   Account)
                        RUSSIA
----------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
----------------------------------------------------------------------------------------------------------------------
SAUDI ARABIA            The Saudi British Bank                          The Saudi British Bank
                        P.O. Box 9084                                   Riyadh
                        Riyadh 11413
                        SAUDIA ARABIA
----------------------------------------------------------------------------------------------------------------------
SERBIA                  HVB Bank Serbia a Montenegro a.d.               HVB Bank Serbia a Montenegro a.d.
                        Rajiceva 27-29                                  Belgrade
                        11000 Belgrade
                        SERBIA AND MONTENEGRO
----------------------------------------------------------------------------------------------------------------------
SINGAPORE               DBS Bank Ltd.                                   Oversea-Chinese Banking Corporation
                        180 Clemenceau Avenue #03-01                    Singapore
                        Haw Par Centre
                        239922
                        SINGAPORE
----------------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC         HVB Bank Slovakia a.s.                          Vseobecno Uverova Banka S.A.
                        Mostova 6                                       Bratislava
                        SK-814 16 Bratislava
                        SLOVAK REPUBLIC
----------------------------------------------------------------------------------------------------------------------
SLOVENIA                Bank Austria Creditanstalt d.d. Ljubljana       Bank Austria Creditanstalt d.d. Ljubljana
                        Wolfova 1                                       Ljubljana
                        SI-1000 Ljubljana
                        SLOVENIA
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA            FirstRand Bank Limited                          The Standard Bank of South Africa Limited
                        1 Mezzanine Floor, 3 First Place, Bank City     Johannesburg
                        Cnr Simmonds and Jeppe Streets
                        Johannesburg 2001
                        SOUTH AFRICA
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA             Standard Chartered First Bank Korea Limited     Standard Chartered First Bank Korea Limited
                        100 KongPyung-dong ChongRo-Gu                   Seoul
                        Seoul 110-702
                        SOUTH KOREA
----------------------------------------------------------------------------------------------------------------------
SPAIN                   Santander Investment, S.A.                      J.P. Morgan AG
                        Ciudad Grupo Santander                          Frankfurt
                        Avenida de Cantabria, s/n
                        Edificio Ecinar, planta baja
                        Boadilla del Monte
                        28660 Madrid
                        SPAIN
----------------------------------------------------------------------------------------------------------------------
SRI LANKA               The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                        Corporation Limited                             Corporation Limited
                        24 Sir Baron Jayatillaka Mawatha                Colombo
                        Colombo 1
                        SRI LANKA
----------------------------------------------------------------------------------------------------------------------
SWEDEN                  Skandinaviska Enskilda Banken AB (publ)         Svenska Handelsbanken
                        Sergels Torg 2                                  Stockholm
                        SE-106 40 Stockholm
                        SWEDEN
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND             UBS AG                                          UBS AG
                        45 Bahnhofstrasse                               Zurich
                        8021 Zurich
                        SWITZERLAND
----------------------------------------------------------------------------------------------------------------------
TAIWAN                  JPMorgan Chase Bank, N.A.**                     JPMorgan Chase Bank, N.A.
                        8th Floor, Cathay Xin Yi Trading Building       Taipei
                        No. 108, Section 5, Hsin  Yi Road
                        Taipei 110
                        TAIWAN
----------------------------------------------------------------------------------------------------------------------
THAILAND                Standard Chartered Bank (Thai) Public Company   Standard Chartered Bank (Thai) Public Company
                        Limited                                         Limited
                        14th Floor, Zone B                              Bangkok
                        Sathorn Nakorn Tower
                        100 North Sathorn Road Bangrak
                        Bangkok 10500
                        THAILAND
----------------------------------------------------------------------------------------------------------------------
TUNISIA                 Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                        70-72 Avenue Habib Bourguiba                    Tunis
                        P.O. Box 520
                        1080 Tunis Cedex
                        TUNISIA
----------------------------------------------------------------------------------------------------------------------
TURKEY                  Citibank A.S.                                   JPMorgan Chase Bank, N.A.
                        Turkiye Main Branch                             Istanbul
                        Buyukdere Cad. No:100
                        80280 Esentepe
                        Istanbul
                        TURKEY
----------------------------------------------------------------------------------------------------------------------
*UKRAINE*               ING Bank Ukraine                                JPMorgan Chase Bank, N.A.
                        30-A Spaska Street                              New York
                        04070 Kiev                                      A/C JPMorgan Chase Bank London (USD NOSTRO
                        UKRAINE                                         Account)
----------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
----------------------------------------------------------------------------------------------------------------------
UNITED ARAB EMIRATES    HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                        P.O. Box 66                                     Abu Dhabi
                        312/45 Al Souq Road
                        Bur Dubai
                        Dubai
                        UNITED ARAB EMIRATES
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM.         JPMorgan Chase Bank, N.A.**                     National Westminster Bank
                        1 Tallis Street                                 London
                        London EC4Y 5AJ
                        UNITED KINGDOM
----------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank AG                                Varies by currency
                        The Depository and Clearing Centre
                        Lower Ground Floor
                        27 Leadenhall Street
                        London EC3A 1AA
                        UNITED KINGDOM
----------------------------------------------------------------------------------------------------------------------
UNITED STATES           JPMorgan Chase Bank, N.A.**                     JPMorgan Chase Bank, N.A.
                        4 New York Plaza                                New York
                        New York
                        NY 10004
                        U.S.A.
----------------------------------------------------------------------------------------------------------------------
URUGUAY                 BankBoston, N.A.                                BankBoston, N.A
                        Zabala 1463                                     Montevideo.
                        Montevideo
                        URUGUAY
----------------------------------------------------------------------------------------------------------------------
VENEZUELA               Citibank, N.A.                                  Citibank, N.A.
                        Centro Comercial El Recreo                      Caracas
                        Torre Norte, Piso 20
                        Avda. Casanora, Sabana Grande
                        Caracas 1050 D.C.
                        VENEZUELA
----------------------------------------------------------------------------------------------------------------------
VIETNAM                 The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                        Corporation Limited                             Corporation Limited
                        75 Pham Hong Thai, District 1                   Ho Chi Minh City
                        Ho Chi Minh City
                        VIETNAM
----------------------------------------------------------------------------------------------------------------------
ZAMBIA                  Barclays Bank Zambia Plc                        Barclays Bank Zambia Plc
                        Kafue House, Cairo Road                         Lusaka
                        Lusaka
                        ZAMBIA
----------------------------------------------------------------------------------------------------------------------
ZIMBABWE                Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                        Corporate Centre                                Harare
                        1st Floor, Eastern Wing
                        Birmingham Road, Cnr. Paisley Road
                        Harare
                        ZIMBABWE
----------------------------------------------------------------------------------------------------------------------

D. Eligible Securities Depositories

SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------
COUNTRY                   DEPOSITORY                                     INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
ARGENTINA                 CVSA                                           Equity, Corporate Debt, Government Debt
                          (Caja de Valores S.A.)
----------------------------------------------------------------------------------------------------------------------
                          CRYL                                           Government Debt
                          (Central de Registration y Liquidacion de
                          Instrumentos de Endeudamiento Publico)
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA                 Austraclear Limited                            Corporate Debt, Money Market, Government Debt
                                                                         and Semi-Government Debt
----------------------------------------------------------------------------------------------------------------------
                          CHESS                                          Equity
                          (Clearing House Electronic Sub-register
                          System)
----------------------------------------------------------------------------------------------------------------------
AUSTRIA                   OeKB                                           Equity, Corporate Debt, Government Debt
                          (Oesterreichische Kontrollbank AG)
----------------------------------------------------------------------------------------------------------------------
BAHRAIN                   CDS                                            Equity
                          (The Central Depository System)
----------------------------------------------------------------------------------------------------------------------
BANGLADESH                CDBL                                           Equity, Government Debt
                          (Central Depository Bangladesh Limited)
----------------------------------------------------------------------------------------------------------------------
BELGIUM                   Euroclear Belgium                              Equity, Corporate Debt
----------------------------------------------------------------------------------------------------------------------
                          NBB                                            Corporate Debt, Government Debt
                          (National Bank of Belgium)
----------------------------------------------------------------------------------------------------------------------
BERMUDA                   BSD                                            Equity
                          (Bermuda Securities Depository)
----------------------------------------------------------------------------------------------------------------------
BRAZIL                    CBLC                                           Equity
                          (Companhia Brasileira de Liquidacao e
                          Custodia)
----------------------------------------------------------------------------------------------------------------------
                          CETIP                                          Corporate Debt
                          (Central de Custodia e de Liquidacao
                          Financiera de Titulos Privados)
----------------------------------------------------------------------------------------------------------------------
                          SELIC                                          Government Debt
                          (Sistema Especial de Liquidacao e Custodia)
----------------------------------------------------------------------------------------------------------------------
BULGARIA                  BNB                                            Government Debt
                          (Bulgaria National Bank)
----------------------------------------------------------------------------------------------------------------------
                          CDAD                                           Equity, Corporate Debt
                          (Central Depository A.D.)
----------------------------------------------------------------------------------------------------------------------
CANADA                    CDS                                            Equity, Corporate, Government Debt
                          (The Canadian Depository for Securities
                          Limited)
----------------------------------------------------------------------------------------------------------------------
CHILE                     DCV                                            Equity, Corporate Debt, Government Debt
                          (Deposito Central de Valores S.A.)
----------------------------------------------------------------------------------------------------------------------
CHINA, SHANGHAI           CSDCC, Shanghai Branch                         Equity
                          (China Securities Depository and Clearing
                          Corporation Limited, Shanghai Branch)
----------------------------------------------------------------------------------------------------------------------
CHINA, SHENZHEN           CSDCC, Shenzhen Branch                         Equity
                          (China Securities Depository and Clearing
                          Corporation Ltd, Shenzhen Branch)
----------------------------------------------------------------------------------------------------------------------
COLOMBIA                  DCV                                            Government Debt
                          (Deposito Central de Valores)
----------------------------------------------------------------------------------------------------------------------
                          DECEVAL                                        Equity, Corporate Debt, Government Debt
                          (Deposito Centralizado de Valores de
                          Colombia S.A.)
----------------------------------------------------------------------------------------------------------------------
CROATIA                   CDA                                            Equity, Corporate Debt, Government Debt
                          (Central Depository Agency Inc. - Stredisnja
                          depozitarna agencija d.d.)
----------------------------------------------------------------------------------------------------------------------
CYPRUS                    CSD                                            Equity, Corporate Debt, Government Debt
                          (Central Securities Depository)
----------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC            SCP                                            Equity, Corporate Debt, Government Debt
                          (Stredisko cennych papiru - Ceska republica)
----------------------------------------------------------------------------------------------------------------------
                          CNB                                            Government Debt
                          (Czech National Bank)
----------------------------------------------------------------------------------------------------------------------
DENMARK                   VP                                             Equity, Corporate Debt, Government Debt
                          (Vaerdipapircentralen A/S)
----------------------------------------------------------------------------------------------------------------------
EGYPT                     MCSD                                           Equity, Corporate Debt
                          (Misr for Clearing, Settlement and
                          Depository)
----------------------------------------------------------------------------------------------------------------------
                          CBE                                            Government Debt
                          (Central Bank of Egypt)
----------------------------------------------------------------------------------------------------------------------
ESTONIA                   ECDS                                           Equity, Corporate Debt, Government Debt
                          (Estonian Central Depository for Securities
                          Limited - Eesti Vaatpaberite
                          Keskdepositoorium)
----------------------------------------------------------------------------------------------------------------------
EUROMARKET                CBL                                            Internationally Traded Debt, Equity
                          (Clearstream Banking, S.A.)
----------------------------------------------------------------------------------------------------------------------
                          Euroclear Bank S.A./N.V.                       Internationally Traded Debt, Equity
----------------------------------------------------------------------------------------------------------------------
FINLAND                   APK                                            Equity, Corporate Debt, Government Debt
                          (Finnish Central Securities Depository
                          Limited)
----------------------------------------------------------------------------------------------------------------------
FRANCE                    Euroclear France                               Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------
GERMANY                   CBF                                            Equity, Corporate Debt, Government Debt
                          (Clearstream Banking AG)
----------------------------------------------------------------------------------------------------------------------
GREECE                    CSD                                            Equity, Corporate Debt, Government Debt
                          (Central Securities Depository S.A.)
----------------------------------------------------------------------------------------------------------------------
                          BoG                                            Government Debt
                          (Bank of Greece)
----------------------------------------------------------------------------------------------------------------------
HONG KONG                 HKSCC                                          Equity
                          (Hong Kong Securities Clearing Company
                          Limited)
----------------------------------------------------------------------------------------------------------------------
                          CMU                                            Corporate Debt, Government Debt
                          (Central Moneymarkets Unit)
----------------------------------------------------------------------------------------------------------------------
HUNGARY                   KELER Zrt.                                     Equity, Corporate Debt, Government Debt
                          (Central Clearing House and Depository
                          (Budapest) Zrt. - Kozponti Elszamolohaz es
                          Ertektar (Budapest) Zrt.)
----------------------------------------------------------------------------------------------------------------------
ICELAND                   ISD                                            Equity, Corporate Debt, Government Debt
                          (The Islandic Securities Depository)
----------------------------------------------------------------------------------------------------------------------
INDIA                     NSDL                                           Equity, Corporate Debt, Government Debt
                          (National Securities Depository Limited)
----------------------------------------------------------------------------------------------------------------------
                          CDSL                                           Equity
                          (Central Depository Services (India) Limited)
----------------------------------------------------------------------------------------------------------------------
                          RBI                                            Government Debt
                          (Reserve Bank of India)
----------------------------------------------------------------------------------------------------------------------
INDONESIA                 KSEI                                           Equity, Corporate Debt
                          (PT Kustodian Sentral Efek Indonesia)
----------------------------------------------------------------------------------------------------------------------
                          Bank Indonesia                                 Government Debt
----------------------------------------------------------------------------------------------------------------------
IRELAND                   CREST                                          Equity, Corporate Debt
                          (CRESTCo Limited)
----------------------------------------------------------------------------------------------------------------------
ISRAEL                    TECH                                           Equity, Corporate Debt, Government Debt
                          (Tel Aviv Stock Exchange Clearing House Ltd.)
----------------------------------------------------------------------------------------------------------------------
ITALY                     Monte Titoli S.p.A.                            Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------
IVORY COAST               DC/BR                                          Equity
                          (Le Depositaire Central / Banque de
                          Reglement)
----------------------------------------------------------------------------------------------------------------------
JAMAICA                   JCSD                                           Equity, Corporate Debt, Government Debt
                          (Jamaica Central Securities Depository)
----------------------------------------------------------------------------------------------------------------------
JAPAN                     JASDEC                                         Equity, Convertible Debt
                          (Japan Securities Depository Center,
                          Incorporated)
----------------------------------------------------------------------------------------------------------------------
                          BoJ                                            Registered Government Debt
                          (Bank of Japan)
----------------------------------------------------------------------------------------------------------------------
                          JSSC                                           Foreign Securities
                          (Japan Securities Settlement and Custody,
                          Inc.)
----------------------------------------------------------------------------------------------------------------------
JORDAN                    SDC                                            Equity, Corporate Debt
                          (Securities Depository Center)
----------------------------------------------------------------------------------------------------------------------
KAZAKHSTAN                CSD                                            Equity
                          (Central Securities Depository CJSC)
----------------------------------------------------------------------------------------------------------------------
KENYA                     CBCD                                           Government Debt
                          (Central Bank Central Depository)
----------------------------------------------------------------------------------------------------------------------
                          CDSC                                           Equity, Corporate Debt
                          (Central Depository & Settlement Corporation
                          Limited)
----------------------------------------------------------------------------------------------------------------------
KUWAIT                    KCC                                            Equity, Corporate Debt
                          (The Kuwait Clearing Company S.A.K.)
----------------------------------------------------------------------------------------------------------------------
LATVIA                    LCD                                            Equity, Corporate Debt, Government Debt
                          (Latvian Central Depository)
----------------------------------------------------------------------------------------------------------------------
LEBANON                   Midclear S.A.L.                                Equity
                          (Custodian and Clearing Center of Financial
                          Instruments for Lebanon and the Middle East
                          S.A.L.)
----------------------------------------------------------------------------------------------------------------------
                          BDL                                            Government Debt
                          (Banque du Liban)
----------------------------------------------------------------------------------------------------------------------
LITHUANIA                 CSDL                                           Equity, Corporate Debt, Government Debt
                          (Central Securities Depository of Lithuania)
----------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                CBL                                            Equity
                          (Clearstream Banking, S.A.)
----------------------------------------------------------------------------------------------------------------------
MALAYSIA                  Bursa Depository                               Equity, Corporate Debt
                          (Bursa Malaysia Depository Sdn Bhd)
----------------------------------------------------------------------------------------------------------------------
                          BNM                                            Government Debt
                          (Bank Negara Malaysia)
----------------------------------------------------------------------------------------------------------------------
MALTA                     CSD                                            Equity, Corporate Debt, Government Debt
                          (The Central Securities Depository)
----------------------------------------------------------------------------------------------------------------------
MAURITIUS                 CDS                                            Equity, Corporate Debt
                          (Central Depository and Settlement Company
                          Limited)
----------------------------------------------------------------------------------------------------------------------
MEXICO                    INDEVAL                                        Equity, Corporate Debt, Government Debt
                          (S.D. INDEVAL S.A. de C.V.)
----------------------------------------------------------------------------------------------------------------------
MOROCCO                   Maroclear                                      Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS               Euroclear Nederland                            Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND               NZCSD                                          Equity, Corporate Debt, Government Debt
                          (New Zealand Central Securities Depository)
----------------------------------------------------------------------------------------------------------------------
NIGERIA                   CSCS                                           Equity, Corporate Debt, Government Debt
                          (Central Securities Clearing System Limited)
----------------------------------------------------------------------------------------------------------------------
NORWAY                    VPS                                            Equity, Corporate Debt, Government Debt
                          (Verdipapirsentralen ASA)
----------------------------------------------------------------------------------------------------------------------
OMAN                      MDSRC                                          Equity, Corporate Debt
                          (The Muscat Depository and Securities
                          Registration Company, S.A.O.C.)
----------------------------------------------------------------------------------------------------------------------
PAKISTAN                  CDC                                            Equity, Corporate Debt
                          (Central Depository Company of Pakistan
                          Limited)
----------------------------------------------------------------------------------------------------------------------
                          SBP                                            Government Debt
                          (State Bank of Pakistan)
----------------------------------------------------------------------------------------------------------------------
PANAMA                    LATINCLEAR                                     Equity, Corporate Debt, Government Debt
                          (Central Latinoamericana de Valores, S.A.)
----------------------------------------------------------------------------------------------------------------------
PERU                      CAVALI                                         Equity, Corporate Debt, Government Debt
                          (CAVALI ICLV S.A.)
----------------------------------------------------------------------------------------------------------------------
PHILIPPINES               PDTC                                           Equity
                          (Philippine  Depository and Trust Corp.)
----------------------------------------------------------------------------------------------------------------------
                          RoSS                                           Government Debt
                          (Bangko Sentral ng Pilipinas / Register of
                          Scripless Securities)
----------------------------------------------------------------------------------------------------------------------
POLAND                    NDS                                            Equity, Long-Term Government Debt
                          (National Depository for Securities S.A.)
----------------------------------------------------------------------------------------------------------------------
                          RPW                                            Short-Term Government Debt
                          (Registry of Securities)
----------------------------------------------------------------------------------------------------------------------
PORTUGAL                  INTERBOLSA                                     Equity, Corporate Debt, Government Debt
                          (Sociedade Gestora de Sistemas de Liquidacao
                          e de Sistemas Centralizados de Valores
                          Mobiliarios, S.A.)
----------------------------------------------------------------------------------------------------------------------
QATAR                     DSM                                            Equity
                          (Doha Securities Market)
----------------------------------------------------------------------------------------------------------------------
ROMANIA                   BSE                                            Equity
                          (Bucharest Stock Exchange)
----------------------------------------------------------------------------------------------------------------------
                          NBR                                            Government Debt
                          (National Bank of Romania)
----------------------------------------------------------------------------------------------------------------------
RUSSIA                    VTB                                            Equity, Corporate Debt, Government Debt
                          (Vneshtorgbank)                                (Ministry of Finance Bonds)
----------------------------------------------------------------------------------------------------------------------
                          NDC                                            Equity, Corporate Debt, Government Debt
                          (The National Depository Center)
----------------------------------------------------------------------------------------------------------------------
SAUDI ARABIA              Tadawul                                        Equity
----------------------------------------------------------------------------------------------------------------------
                          SAMA                                           Government Debt
                          (Saudi Arabian Monetary Authority)
----------------------------------------------------------------------------------------------------------------------
SERBIA                    CSD                                            Equity, Corporate Debt, Government Debt
                          (Central Register and Central Depository for
                          Securities)
----------------------------------------------------------------------------------------------------------------------
SINGAPORE                 CDP                                            Equity, Corporate Debt
                          (The Central Depository (Pte) Limited)
----------------------------------------------------------------------------------------------------------------------
                          MAS                                            Government Debt
                          (Monetary Authority of Singapore)
----------------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC           CSD                                            Equity, Corporate Debt, Government Debt
                          (Centralny depozitar cennych papierov SR, a.s.)
----------------------------------------------------------------------------------------------------------------------
                          NBS                                            Government Debt
                          (National Bank of Slovakia)
----------------------------------------------------------------------------------------------------------------------
SLOVENIA                  KDD                                            Equity, Corporate Debt, Government Debt
                          (Centralna klirinsko depotna druzba d.d.)
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA              STRATE                                         Equity
                          (Share Transactions Totally Electronic)
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA               KSD                                            Equity, Corporate Debt, Government Debt
                          (Korea Securities Depository)
----------------------------------------------------------------------------------------------------------------------
SPAIN                     IBERCLEAR                                      Equity, Corporate Debt, Government Debt
                          (Sociedad de Gestion de los Sistemas de
                          Registro, Compensacion y Liquidacion de
                          Valores, S.A.)
----------------------------------------------------------------------------------------------------------------------
SRI LANKA                 CDS                                            Equity, Corporate Debt
                          (Central Depository System (Private) Limited)
----------------------------------------------------------------------------------------------------------------------
SWEDEN                    VPC                                            Equity, Corporate Debt, Government Debt
                          (Vardepapperscentralen AB)
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND               SIS                                            Equity, Corporate Debt, Government Debt
                          (SIS SegaInterSettle AG)
----------------------------------------------------------------------------------------------------------------------
TAIWAN                    TDCC                                           Equity, Corporate Debt, Government Debt
                          (Taiwan Depository and Clearing Corporation)
----------------------------------------------------------------------------------------------------------------------
THAILAND                  TSD                                            Equity, Corporate Debt, Government Debt
                          (Thailand Securities Depository Company
                          Limited)
----------------------------------------------------------------------------------------------------------------------
TUNISIA                   STICODEVAM                                     Equity, Corporate Debt, Government Debt
                          (Societe Tunisienne Interprofessionnelle
                          pour la Compensation et le Depot des Valeurs
                          Mobilieres)
----------------------------------------------------------------------------------------------------------------------
TURKEY                    Central Registry Agency                        Equity, Corporate Debt
                          (CRA)
----------------------------------------------------------------------------------------------------------------------
                          CBoT                                           Government Debt
                          (Central Bank of Turkey)
----------------------------------------------------------------------------------------------------------------------
UKRAINE                   NBU                                            Government Debt
                          (National Bank of Ukraine)
----------------------------------------------------------------------------------------------------------------------
                          MFS                                            Corporate Debt, Selected Equity
                          (Interregional Securities Union)
----------------------------------------------------------------------------------------------------------------------
UNITED ARAB EMIRATES      DFM                                            Equity, Corporate Debt, Government Debt
                          (Dubai Financial Market Clearing House)
----------------------------------------------------------------------------------------------------------------------
                          DIFX                                           Equity, Corporate Debt
                          (Dubai International Financial Exchange
                          Central Securities Depository and Registry)
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM            CREST                                          Equity, Corporate Debt, Government Debt
                          (CRESTCo Limited)
----------------------------------------------------------------------------------------------------------------------
UNITED STATES             DTC                                            Equity, Corporate Debt
                          (The Depository Trust Company)
----------------------------------------------------------------------------------------------------------------------
                          FRB                                            Government Debt, Mortgage Back Debt
                          (Federal Reserve Bank)
----------------------------------------------------------------------------------------------------------------------
URUGUAY                   BCU                                            Government Debt
                          (Banco Central del Uruguay)
----------------------------------------------------------------------------------------------------------------------
VENEZUELA                 BCV                                            Government Debt
                          (Banco Central de Venezuela)
----------------------------------------------------------------------------------------------------------------------
                          CVV                                            Equity, Corporate Debt, Money Market
                          (Caja Venezolana de Valores, S.A.)
----------------------------------------------------------------------------------------------------------------------
VIETNAM                   VSD                                            Equity, Corporate Debt, Government Debt
                          (Vietnam Securities Depository)
----------------------------------------------------------------------------------------------------------------------
ZAMBIA                    CSD                                            Equity, Government Debt
                          (LuSE Central Shares Depository Limited)
----------------------------------------------------------------------------------------------------------------------
                          BoZ                                            Government Debt
                          (Bank of Zambia)
----------------------------------------------------------------------------------------------------------------------

                               APPENDIX C TO THE
                              CUSTODIAN AGREEMENT
                                    BETWEEN
                        EACH OF THE INVESTMENT COMPANIES
                          LISTED ON APPENDIX A THERETO
                                      AND
                           JPMORGAN CHASE BANK, N.A.

                         DATED AS OF NOVEMBER 13, 2006

              PROCEDURES RELATING TO CUSTODIAN'S SECURITY INTEREST

         In addition to, and not in limitation of, Custodian's rights and interest under Section 2.29 of the Custodian Agreement, as security for any Overdrafts (as defined in the Custodian Agreement) of any Portfolio, the applicable Fund, on behalf of such Portfolio, to the extent it may do so without being deemed to have created an encumbrance on its assets which would make its assets ineligible to cover its "senior security" positions within the meaning of Section 18 of the 1940 Act, shall pledge, assign and grant to the Custodian a security interest in Collateral (as hereinafter defined), under the terms, circumstances and conditions set forth in this Appendix C.

         Section 1. Defined Terms. As used in this Appendix C the following terms shall have the following respective meanings:

         (a) "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which the Custodian is closed for business.

         (b) "Collateral" shall mean, with respect to any Portfolio, securities held by the Custodian on behalf of the Portfolio having a value (as determined in accordance with the procedures described in the prospectus for the Portfolio) equal to the aggregate of all Overdraft Obligations: (i) identified in any Pledge Certificate executed on behalf of such Portfolio; or (ii) designated by the Custodian for such Portfolio pursuant to Section 3 of this Appendix C. Such securities shall consist of marketable securities held by the Custodian on behalf of such Portfolio or, if no such marketable securities are held by the Custodian on behalf of such Portfolio, such other securities designated by the applicable Fund in the applicable Pledge Certificate or by the Custodian pursuant to Section 3 of this Appendix C.

         (c) "Overdraft Obligations" shall mean, with respect to any Portfolio, the amount of any outstanding Overdraft(s) provided by the Custodian to such Portfolio together with all accrued interest thereon.

         (d) "Pledge Certificate" shall mean a Pledge Certificate in the form attached to this Appendix C as Schedule 1 executed by a duly authorized officer of the applicable Fund and delivered by such Fund to the Custodian by facsimile transmission or in such other manner as the applicable Fund and the Custodian may agree in writing.

         (e) "Release Certificate" shall mean a Release Certificate in the form attached to this Appendix C as Schedule 2 executed by a duly authorized officer of the Custodian and delivered by the Custodian to the applicable Fund by facsimile transmission or in such other manner as such Fund and the Custodian may agree in writing.

         (f) "Written Notice" shall mean a written notice executed by a duly authorized officer of the party delivering the notice and delivered by facsimile transmission or in such other manner as the applicable Fund and the Custodian shall agree in writing.

         Section 2. Pledge of Collateral. To the extent that any Overdraft Obligations of a Portfolio are not satisfied by the close of business on the first Business Day following the Business Day on which the applicable Fund receives Written Notice requesting security for such Overdraft Obligation and stating the amount of such Overdraft Obligation, the applicable Fund, on behalf of such Portfolio, shall pledge, assign and grant to the Custodian a first priority security interest in assets of the Portfolio equal such Portfolio's Overdraft Obligation by delivering to the Custodian a Pledge Certificate executed by such Fund on behalf of such Portfolio describing the applicable Collateral. Such Written Notice may, in the discretion of the Custodian, be included within or accompany the Overdraft Notice relating to the applicable Overdraft Obligations.

         Section 3. Failure to Pledge Collateral. In the event that the applicable Fund shall fail: (a) to pay, on behalf of the applicable Portfolio, the Overdraft Obligation described in such Written Notice; (b) to deliver to the Custodian a Pledge Certificate pursuant to Section 2; or (c) to identify substitute securities pursuant to Section 6 upon the sale or maturity of any securities identified as Collateral, the Custodian may, by Written Notice to the applicable Fund specify Collateral which shall secure the applicable Overdraft Obligation. Such Fund, on behalf of any applicable Portfolio, hereby pledges, assigns and grants to the Custodian a first priority security interest in any and all Collateral specified in a Written Notice delivered pursuant to this Section 3; provided that such pledge, assignment and grant of security shall be deemed to be effective only upon receipt by the applicable Fund of such Written Notice.

         Section 4. Delivery of Additional Collateral. If at any time the Custodian shall notify a Fund by Written Notice that the value of the Collateral securing any Overdraft Obligation of one of such Fund's Portfolios is less than the amount of such Overdraft Obligation, such Fund, on behalf of the applicable Portfolio, shall deliver to the Custodian, within one (1) Business Day following the Fund's receipt of such Written Notice, an additional Pledge Certificate describing additional Collateral. If such Fund shall fall to deliver such additional Pledge Certificate, the Custodian may specify Collateral which shall secure the unsecured amount of the applicable Overdraft Obligation in accordance with Section 3 of this Appendix C.

         Section 5. Release of Collateral. Upon payment by a Fund, on behalf of one of its Portfolios, of any Overdraft Obligation secured by the pledge of Collateral, the Custodian shall promptly deliver to such Fund a Release Certificate pursuant to which the Custodian shall release all Collateral from the lien under the applicable Pledge Certificate or Written Notice pursuant to
Section 3. In addition, if at any time a Fund shall notify the Custodian by Written Notice that such Fund desires that specified Collateral be released and: (a) that the value of the Collateral securing any Overdraft Obligation shall exceed the amount of such Overdraft Obligation; or (b) that the Fund has delivered a Pledge Certificate substituting Collateral for such Overdraft Obligation, the Custodian shall deliver to such Fund, within one (1) Business Day following the Custodian's receipt of such Written Notice, a Release Certificate relating to the Collateral specified in such Written Notice.

         Section 6. Substitution of Collateral. A Fund may substitute securities for any securities identified as Collateral by delivery to the Custodian of a Pledge Certificate executed by such Fund on behalf of the applicable Portfolio, indicating the securities pledged as Collateral.

         Section 7. Security for Individual Portfolios' Overdraft Obligations. Consistent with the several obligations of each Portfolio under the Agreement, the pledge of Collateral by a Fund on behalf of any of its individual Portfolios shall secure only the Overdraft Obligations of such Portfolio. In no event shall the pledge of Collateral by one of a Fund's Portfolios be deemed or considered to be security for the Overdraft Obligations of any other Portfolio of such Fund or of any other Fund.

         Section 8. Custodian's Remedies. Upon (a) a Fund's failure to pay any Overdraft Obligation of an applicable Portfolio within thirty (30) days after receipt by such Fund of a Written Notice demanding security therefore, and (b) one (1) Business Day's prior Written Notice to such Fund, the Custodian may elect to enforce its security interest in the Collateral securing such Overdraft Obligation, by taking title to (at its then prevailing value), or selling in a commercially reasonable manner, so much of the Collateral as shall be required to pay such Overdraft Obligation in full. Notwithstanding the provisions of any applicable law, including, without limitation, the Uniform Commercial Code, the remedy set forth in the preceding sentence shall be the only right or remedy to which the Custodian is entitled with respect to the pledge and security interest granted pursuant to any Pledge Certificate or
Section 3. Without limiting the foregoing, the Custodian hereby waives and relinquishes all contractual and common law rights of set off to which it may now or hereafter be or become entitled with respect to any obligations of any Fund to the Custodian arising under this Appendix C to the Agreement.

         IN WITNESS WHEREOF, each of the parties has caused this Appendix to be executed in its name and behalf on the day and year first above written.

Each of the Investment Companies listed on           JPMorgan Chase Bank, N.A.
Appendix A to the Custodian Agreement, on
Behalf of each of Their Respective Portfolios


By:     MARIA F. DWYER                    By:     ELLEN E. CRANE
        -----------------------------             ------------------------------
Name:   Maria F. Dwyer                    Name:   Ellen E. Crane
        -----------------------------             ------------------------------
Title:  President                         Title:  Vice President
        -----------------------------             ------------------------------

                                   SCHEDULE 1
                                       TO
                                   APPENDIX C

                               PLEDGE CERTIFICATE

         This Pledge Certificate is delivered pursuant to the Custodian Agreement, dated as of [DATE, 200_] (the "Agreement"), between [ ] (the "Fund") and JPMorgan Chase Bank, N.A. (the "Custodian"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Agreement. Pursuant to [Section 2 or Section 4] of Appendix C attached to the Agreement, the Fund, on behalf of [ ] (the "Portfolio"), hereby pledges, assigns and grants to the Custodian a first priority security interest in the securities listed on Exhibit A attached to this Pledge Certificate (collectively, the "Pledged Securities"). Upon delivery of this Pledge Certificate, the Pledged Securities shall constitute Collateral, and shall secure all Overdraft Obligations of the Portfolio described in that certain Written Notice dated ______, 200_ delivered by the Custodian to the Fund. The pledge, assignment and grant of security in the Pledged Securities hereunder shall be subject in all respect to the terms and conditions of the Agreement, including, without limitation, Sections 7 and 8 of Appendix C attached thereto.

         IN WITNESS WHEREOF, the Fund has caused this Pledge Certificate to be executed in its name, on behalf of the Portfolio this ___ day of __________, 200_.

                                            [FUND], on Behalf of [Portfolio]


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------

                                            Title:
                                                  -----------------------------

                                   EXHIBIT A
                                       TO
                               PLEDGE CERTIFICATE

                       Type of              Certificate/CUSIP         Number of
Issuer                 Security             Numbers                   Shares
------                 --------             -----------------         ---------

                                   SCHEDULE 2
                                       TO
                                   APPENDIX C

                              RELEASE CERTIFICATE

         This Release Certificate is delivered pursuant to the Custodian Agreement, dated as of [DATE, 200_] (the "Agreement"), between
[                  ] (the "Fund") and JPMorgan Chase Bank, N.A. (the
"Custodian"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Agreement. Pursuant to Section 5 of Appendix C attached to the Agreement, the Custodian hereby releases the securities listed on Exhibit A attached to this Release Certificate from the lien under the [Pledge Certificate dated __________, or the Written Notice delivered pursuant to Section 3 of Appendix C dated __________].

         IN WITNESS WHEREOF, the Custodian has caused this Release Certificate to be executed in its name and on its behalf this _____ day of __________.

                                          JPMorgan Chase Bank, N.A.

                                          By:
                                                 ------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------

                                   EXHIBIT A
                                       TO
                              RELEASE CERTIFICATE

                       Type of              Certificate/CUSIP         Number of
Issuer                 Security             Numbers                   Shares
------                 --------             -----------------         ---------

                               APPENDIX D TO THE
                              CUSTODIAN AGREEMENT
                                    BETWEEN
                        EACH OF THE INVESTMENT COMPANIES
                          LISTED ON APPENDIX A THERETO
                                      AND
              JPMORGAN CHASE BANK, N.A. Dated as of: [Date, 200_]

A. Fund of Funds

Trust                                           Fund

                               APPENDIX E TO THE
                              CUSTODIAN AGREEMENT
                                    BETWEEN
                        EACH OF THE INVESTMENT COMPANIES
                          LISTED ON APPENDIX A THERETO
                                      AND
                           JPMORGAN CHASE BANK, N.A.

                            TRANSFER AGENT ACCOUNTS

                           Dated as of: [Date, 200_]

                               SCHEDULE X TO THE
                              CUSTODIAN AGREEMENT
                                    BETWEEN
                        EACH OF THE INVESTMENT COMPANIES
                          LISTED ON APPENDIX A THERETO
                                      AND
                           JPMORGAN CHASE BANK, N.A.

                         Dated as of: November 13, 2006

1) Russia

2) Ukraine

3) Nigeria